UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-03395
                                   ---------

               FRANKLIN FEDERAL TAX-FREE INCOME FUND
               -------------------------------------
        (Exact name of registrant as specified in charter)

         ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------
       (Address of principal executive offices) (Zip code)

  CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
  -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                           APRIL 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               TAX - FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                      FRANKLIN FEDERAL
                    TAX-FREE INCOME FUND             Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                                FRANKLIN TEMPLETON INVESTMENTS

                                GAIN FROM OUR PERSPECTIVE(R)

                                Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE           Each of our portfolio management groups operates
                                autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION            Because our management groups work independently
                                and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST       At Franklin Templeton Investments, we seek to
                                consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

ANNUAL REPORT

Franklin Federal Tax-Free Income Fund .....................................    7

Performance Summary .......................................................   12

Your Fund's Expenses ......................................................   17

Financial Highlights and Statement of Investments .........................   19

Financial Statements ......................................................   53

Notes to Financial Statements .............................................   57

Report of Independent Registered Public Accounting Firm ...................   64

Tax Designation ...........................................................   65

Board Members and Officers ................................................   66

Shareholder Information ...................................................   71

--------------------------------------------------------------------------------
ANNUAL REPORT

FRANKLIN FEDERAL TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Based on Total Long-Term Investments as of 4/30/06**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ............................................................  60.4%
AA .............................................................   9.6%
A ..............................................................   9.5%
BBB ............................................................  12.4%
Below Investment Grade .........................................   1.9%
Not Rated by S&P ...............................................   6.2%

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                                 MOODY'S               INTERNAL
AAA or Aaa                                 3.1%                   0.2%
AA or Aa                                   0.3%                    --
A                                          0.9%                    --
BBB or Baa                                 0.3%                   0.1%
Below Investment Grade                     0.5%                   0.8%
----------------------------------------------------------------------
Total                                      5.1%                   1.1%

--------------------------------------------------------------------------------

This annual report for Franklin Federal Tax-Free Income Fund covers the fiscal year ended April 30, 2006.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                                               Annual Report | 7

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 2

-----------------------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                           --------------------------------------------------------------------
  MONTH                      CLASS A          CLASS B          CLASS C        ADVISOR CLASS
-----------------------------------------------------------------------------------------------
  May                      4.70 cents       4.16 cents        4.16 cents        4.79 cents
-----------------------------------------------------------------------------------------------
  June                     4.70 cents       4.20 cents        4.18 cents        4.79 cents
-----------------------------------------------------------------------------------------------
  July                     4.70 cents       4.20 cents        4.18 cents        4.79 cents
-----------------------------------------------------------------------------------------------
  August                   4.70 cents       4.20 cents        4.18 cents        4.79 cents
-----------------------------------------------------------------------------------------------
  September                4.60 cents       4.02 cents        4.03 cents        4.69 cents
-----------------------------------------------------------------------------------------------
  October                  4.60 cents       4.02 cents        4.03 cents        4.69 cents
-----------------------------------------------------------------------------------------------
  November                 4.45 cents       3.87 cents        3.88 cents        4.54 cents
-----------------------------------------------------------------------------------------------
  December                 4.45 cents       3.88 cents        3.89 cents        4.53 cents
-----------------------------------------------------------------------------------------------
  January                  4.45 cents       3.88 cents        3.89 cents        4.54 cents
-----------------------------------------------------------------------------------------------
  February                 4.45 cents       3.88 cents        3.89 cents        4.54 cents
-----------------------------------------------------------------------------------------------
  March                    4.38 cents       3.81 cents        3.81 cents        4.46 cents
-----------------------------------------------------------------------------------------------
  April                    4.38 cents       3.81 cents        3.81 cents        4.47 cents
-----------------------------------------------------------------------------------------------
  TOTAL                   54.56 CENTS      47.93 CENTS       47.93 CENTS       55.62 CENTS
-----------------------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.23 on April 30, 2005, to $11.99 on April 30, 2006. The Fund's Class A shares paid dividends totaling 54.56 cents per share for the same period. 2 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.20%, based on an annualization of April's 4.38 cent per share dividend and the maximum offering price of $12.52 on April 30, 2006. An investor in the 2006 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.46% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bonds matured and issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


8 | Annual Report
from these matured bonds and bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

MUNICIPAL BOND MARKET OVERVIEW

For the fiscal year ended April 30, 2006, the municipal bond market performed comparatively well as the fixed income markets continued to face a tightening Federal Reserve Board (Fed) policy, volatile oil prices, increased inflation expectations, concerns about the dollar, mixed economic releases and the aftermath of Hurricanes Katrina and Rita. In the recent interest rate environment, municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds. The Lehman Brothers Municipal Bond Index returned +2.16% for the period, while the Lehman Brothers U.S. Treasury Index had a -0.22% return. 3

During the reporting period, longer-term yields rose, but not as much as shorter-term yields, which increased as the Fed followed its tightening policy and raised the federal funds target rate from 2.75% to 4.75%. Demand persisted from foreign and domestic buyers who continued to buy intermediate- and longer-term Treasury bonds as they sought relatively higher yield and expected inflation to remain fairly contained. Over the reporting period, short-term rates rose more than longer-term rates, which resulted in a flattening of the yield curve (the spread between yields of short-term and long-term bonds). Toward the end of December, shorter- and intermediate-term interest rates began to converge and eventually the Treasury yield curve inverted, meaning short-term rates grew higher than those on longer-maturity bonds. Over the 12-month reporting period, 2-year Treasury yields increased 128 basis points (100 basis points equal one percentage point), while 10-year Treasury yields rose 86 basis points and 30-year Treasury yields rose 65 basis points. On April 30, 2006, the 2-year Treasury note yielded 4.92%, the 10-year Treasury note yielded 5.07% and the 30-year Treasury bond yielded 5.16%. The municipal yield curve also flattened over the reporting period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield rose 87 basis points and the 10-year increased 51 basis points, while 30-year municipal

3. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                               Annual Report | 9
yields increased 16 basis points during the period. 4 Consequently, long-maturity municipal bonds continued to perform comparatively well.

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers actively refunded higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result, the municipal bond market had record issuance with more than $408 billion in new deals nationally for 2005. 5 Refunding deals represented more than $130 billion.5 Just as homebuyers seek to lower their mortgage rates, municipalities tend to borrow more when interest rates are low. So far in 2006, supply has been lighter than in the first four months of 2005. Demand for municipal bonds remained strong over the Fund's fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, and property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive, as they were during the reporting period. This broad base of buyers and tight bond supply supported the municipal bond market.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

4. Source: Thomson Financial.

5. Source: The Bond Buyer.


10 | Annual Report

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

The Fund's credit quality improved during the year under review as we found value in AAA-rated insured bonds. We also sought to take advantage of tightening spreads between higher- and lower-rated securities to reduce or eliminate our exposure to lower-rated bonds such as Allied Waste, OfficeMax and American Airlines. Credit spreads tightened to the point where we felt investors were not being adequately compensated for higher credit risk.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
4/30/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                24.4%
--------------------------------------------------------------------------------
Transportation                                                             16.5%
--------------------------------------------------------------------------------
Utilities                                                                  15.9%
--------------------------------------------------------------------------------
General Obligation                                                         10.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      9.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        5.8%
--------------------------------------------------------------------------------
Other Revenue                                                               5.1%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.0%
--------------------------------------------------------------------------------
Higher Education                                                            4.0%
--------------------------------------------------------------------------------
Corporate-Backed                                                            1.9%
--------------------------------------------------------------------------------
Housing                                                                     1.8%
--------------------------------------------------------------------------------

*Does not include short-term investment and other net assets.


                                                              Annual Report | 11

Performance Summary as of 4/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

 CLASS A (SYMBOL: FKTIX)                          CHANGE    4/30/06     4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                            -$0.24     $11.99      $12.23
--------------------------------------------------------------------------------
 DISTRIBUTIONS (MAY 2005-APRIL 2006)
--------------------------------------------------------------------------------
 Dividend Income                      $0.5456
--------------------------------------------------------------------------------
 CLASS B (SYMBOL: FFTBX)                          CHANGE    4/30/06     4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                            -$0.24     $11.98      $12.22
--------------------------------------------------------------------------------
 DISTRIBUTIONS (MAY 2005-APRIL 2006)
--------------------------------------------------------------------------------
 Dividend Income                      $0.4793
--------------------------------------------------------------------------------
 CLASS C (SYMBOL: FRFTX)                          CHANGE    4/30/06     4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                            -$0.24     $11.99      $12.23
--------------------------------------------------------------------------------
 DISTRIBUTIONS (MAY 2005-APRIL 2006)
--------------------------------------------------------------------------------
 Dividend Income                      $0.4793
--------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FAFTX)                    CHANGE    4/30/06     4/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                            -$0.23     $12.00      $12.23
--------------------------------------------------------------------------------
 DISTRIBUTIONS (MAY 2005-APRIL 2006)
--------------------------------------------------------------------------------
 Dividend Income                      $0.5562
--------------------------------------------------------------------------------


12 | Annual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR            5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +2.55%           +29.58%           +71.19%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -1.79%            +4.41%            +5.06%
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                         -0.50%            +4.23%            +5.05%
------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.20%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.46%
------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.71%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.71%
------------------------------------------------------------------------------------------------------------
CLASS B                                                    1-YEAR            5-YEAR      INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +1.99%           +25.92%           +34.65%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -1.93%            +4.38%            +4.14%
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                         -0.60%            +4.22%            +4.19%
------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.82%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.88%
------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.32%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.11%
------------------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR            5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +1.99%           +26.01%           +61.93%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +1.01%            +4.73%            +4.94%
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                         +2.38%            +4.53%            +4.91%
------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.81%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.86%
------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.32%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.11%
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                                            1-YEAR            5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +2.63%           +30.13%           +71.92%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +2.63%            +5.41%            +5.57%
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                         +4.11%            +5.23%            +5.56%
------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.47%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.88%
------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.98%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                6.12%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
 CLASS A                               4/30/06
-----------------------------------------------
 1-Year                                 -1.79%
-----------------------------------------------
 5-Year                                 +4.41%
-----------------------------------------------
 10-Year                                +5.06%
-----------------------------------------------

CLASS A (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        FRANKLIN FEDERAL      LEHMAN BROTHERS
                             TAX-FREE         MUNICIPAL BOND
     DATE                  INCOME FUND           INDEX 8             CPI 8
--------------------------------------------------------------------------------
     5/1/1996                 $9,571              $10,000           $10,000
    5/31/1996                 $9,581               $9,996           $10,019
    6/30/1996                 $9,681              $10,105           $10,026
    7/31/1996                 $9,754              $10,197           $10,045
    8/31/1996                 $9,761              $10,194           $10,064
    9/30/1996                 $9,885              $10,337           $10,096
   10/31/1996                 $9,984              $10,454           $10,128
   11/30/1996                $10,134              $10,645           $10,147
   12/31/1996                $10,116              $10,600           $10,147
    1/31/1997                $10,141              $10,620           $10,179
    2/28/1997                $10,234              $10,718           $10,211
    3/31/1997                $10,139              $10,575           $10,237
    4/30/1997                $10,223              $10,663           $10,250
    5/31/1997                $10,351              $10,824           $10,243
    6/30/1997                $10,453              $10,939           $10,256
    7/31/1997                $10,695              $11,242           $10,269
    8/31/1997                $10,632              $11,137           $10,288
    9/30/1997                $10,754              $11,269           $10,313
   10/31/1997                $10,823              $11,341           $10,339
   11/30/1997                $10,883              $11,408           $10,333
   12/31/1997                $11,024              $11,575           $10,320
    1/31/1998                $11,110              $11,694           $10,339
    2/28/1998                $11,124              $11,697           $10,358
    3/31/1998                $11,148              $11,708           $10,377
    4/30/1998                $11,135              $11,655           $10,397
    5/31/1998                $11,278              $11,839           $10,416
    6/30/1998                $11,329              $11,886           $10,429
    7/31/1998                $11,362              $11,916           $10,441
    8/31/1998                $11,497              $12,100           $10,454
    9/30/1998                $11,605              $12,251           $10,467
   10/31/1998                $11,601              $12,251           $10,493
   11/30/1998                $11,644              $12,293           $10,493
   12/31/1998                $11,678              $12,324           $10,486
    1/31/1999                $11,779              $12,471           $10,512
    2/28/1999                $11,756              $12,417           $10,525
    3/31/1999                $11,790              $12,434           $10,557
    4/30/1999                $11,815              $12,465           $10,633
    5/31/1999                $11,772              $12,393           $10,633
    6/30/1999                $11,619              $12,214           $10,633
    7/31/1999                $11,643              $12,259           $10,665
    8/31/1999                $11,521              $12,160           $10,691
    9/30/1999                $11,516              $12,165           $10,742
   10/31/1999                $11,363              $12,034           $10,761
   11/30/1999                $11,458              $12,162           $10,768
   12/31/1999                $11,352              $12,071           $10,768
    1/31/2000                $11,277              $12,018           $10,800
    2/29/2000                $11,412              $12,158           $10,864
    3/31/2000                $11,649              $12,424           $10,953
    4/30/2000                $11,593              $12,350           $10,960
    5/31/2000                $11,536              $12,286           $10,972
    6/30/2000                $11,797              $12,612           $11,030
    7/31/2000                $11,946              $12,787           $11,056
    8/31/2000                $12,116              $12,984           $11,056
    9/30/2000                $12,080              $12,917           $11,113
   10/31/2000                $12,189              $13,058           $11,132
   11/30/2000                $12,267              $13,156           $11,139
   12/31/2000                $12,504              $13,481           $11,132
    1/31/2001                $12,593              $13,615           $11,203
    2/28/2001                $12,651              $13,658           $11,248
    3/31/2001                $12,750              $13,781           $11,273
    4/30/2001                $12,645              $13,631           $11,318
    5/31/2001                $12,766              $13,778           $11,369
    6/30/2001                $12,855              $13,870           $11,388
    7/31/2001                $13,053              $14,076           $11,356
    8/31/2001                $13,252              $14,308           $11,356
    9/30/2001                $13,156              $14,260           $11,408
   10/31/2001                $13,280              $14,429           $11,369
   11/30/2001                $13,204              $14,308           $11,350
   12/31/2001                $13,083              $14,172           $11,305
    1/31/2002                $13,252              $14,418           $11,331
    2/28/2002                $13,376              $14,592           $11,376
    3/31/2002                $13,174              $14,306           $11,440
    4/30/2002                $13,367              $14,586           $11,504
    5/31/2002                $13,459              $14,674           $11,504
    6/30/2002                $13,573              $14,829           $11,510
    7/31/2002                $13,689              $15,020           $11,523
    8/31/2002                $13,804              $15,201           $11,561
    9/30/2002                $14,036              $15,534           $11,580
   10/31/2002                $13,781              $15,276           $11,599
   11/30/2002                $13,768              $15,213           $11,599
   12/31/2002                $14,023              $15,534           $11,574
    1/31/2003                $13,998              $15,494           $11,625
    2/28/2003                $14,174              $15,711           $11,715
    3/31/2003                $14,160              $15,720           $11,785
    4/30/2003                $14,265              $15,824           $11,759
    5/31/2003                $14,622              $16,195           $11,740
    6/30/2003                $14,594              $16,126           $11,753
    7/31/2003                $14,060              $15,562           $11,766
    8/31/2003                $14,176              $15,678           $11,811
    9/30/2003                $14,549              $16,139           $11,849
   10/31/2003                $14,532              $16,057           $11,836
   11/30/2003                $14,711              $16,225           $11,804
   12/31/2003                $14,842              $16,359           $11,791
    1/31/2004                $14,974              $16,453           $11,849
    2/29/2004                $15,179              $16,700           $11,913
    3/31/2004                $15,188              $16,642           $11,990
    4/30/2004                $14,847              $16,248           $12,028
    5/31/2004                $14,780              $16,189           $12,099
    6/30/2004                $14,826              $16,248           $12,137
    7/31/2004                $15,012              $16,462           $12,118
    8/31/2004                $15,261              $16,792           $12,124
    9/30/2004                $15,359              $16,881           $12,150
   10/31/2004                $15,508              $17,026           $12,214
   11/30/2004                $15,441              $16,886           $12,220
   12/31/2004                $15,643              $17,092           $12,175
    1/31/2005                $15,832              $17,252           $12,201
    2/28/2005                $15,815              $17,194           $12,271
    3/31/2005                $15,760              $17,086           $12,367
    4/30/2005                $15,978              $17,355           $12,450
    5/31/2005                $16,105              $17,478           $12,438
    6/30/2005                $16,206              $17,586           $12,444
    7/31/2005                $16,176              $17,507           $12,502
    8/31/2005                $16,291              $17,684           $12,566
    9/30/2005                $16,166              $17,565           $12,719
   10/31/2005                $16,081              $17,458           $12,745
   11/30/2005                $16,167              $17,542           $12,642
   12/31/2005                $16,308              $17,693           $12,591
    1/31/2006                $16,341              $17,740           $12,687
    2/28/2006                $16,469              $17,859           $12,713
    3/31/2006                $16,379              $17,736           $12,783
    4/30/2006                $16,385              $17,730           $12,892

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
 CLASS B                               4/30/06
-----------------------------------------------
 1-Year                                  -1.93%
-----------------------------------------------
 5-Year                                  +4.38%
-----------------------------------------------
 Since Inception (1/1/99)                +4.14%
-----------------------------------------------

CLASS B (1/1/99-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      FRANKLIN FEDERAL      LEHMAN BROTHERS
                          TAX-FREE           MUNICIPAL BOND
     DATE               INCOME FUND              INDEX 8              CPI 8
--------------------------------------------------------------------------------
    1/1/1999               $10,000               $10,000             $10,000
   1/31/1999               $10,086               $10,119             $10,024
   2/28/1999               $10,054               $10,075             $10,037
   3/31/1999               $10,079               $10,089             $10,067
   4/30/1999               $10,096               $10,114             $10,140
   5/31/1999               $10,055               $10,055             $10,140
   6/30/1999                $9,920                $9,911             $10,140
   7/31/1999                $9,935                $9,947             $10,171
   8/31/1999                $9,826                $9,867             $10,195
   9/30/1999                $9,817                $9,871             $10,244
  10/31/1999                $9,682                $9,764             $10,262
  11/30/1999                $9,766                $9,868             $10,268
  12/31/1999                $9,672                $9,794             $10,268
   1/31/2000                $9,603                $9,752             $10,299
   2/29/2000                $9,706                $9,865             $10,360
   3/31/2000                $9,903               $10,081             $10,445
   4/30/2000                $9,859               $10,021             $10,451
   5/31/2000                $9,806                $9,969             $10,464
   6/30/2000               $10,014               $10,233             $10,519
   7/31/2000               $10,136               $10,375             $10,543
   8/31/2000               $10,276               $10,535             $10,543
   9/30/2000               $10,240               $10,481             $10,598
  10/31/2000               $10,328               $10,595             $10,616
  11/30/2000               $10,389               $10,675             $10,622
  12/31/2000               $10,585               $10,939             $10,616
   1/31/2001               $10,656               $11,047             $10,683
   2/28/2001               $10,700               $11,082             $10,726
   3/31/2001               $10,778               $11,182             $10,750
   4/30/2001               $10,693               $11,060             $10,793
   5/31/2001               $10,782               $11,179             $10,842
   6/30/2001               $10,861               $11,254             $10,860
   7/31/2001               $11,015               $11,421             $10,830
   8/31/2001               $11,178               $11,609             $10,830
   9/30/2001               $11,092               $11,570             $10,879
  10/31/2001               $11,191               $11,708             $10,842
  11/30/2001               $11,131               $11,609             $10,824
  12/31/2001               $11,015               $11,499             $10,781
   1/31/2002               $11,151               $11,699             $10,805
   2/28/2002               $11,251               $11,840             $10,848
   3/31/2002               $11,076               $11,608             $10,909
   4/30/2002               $11,242               $11,835             $10,970
   5/31/2002               $11,304               $11,907             $10,970
   6/30/2002               $11,396               $12,033             $10,976
   7/31/2002               $11,488               $12,187             $10,988
   8/31/2002               $11,580               $12,334             $11,025
   9/30/2002               $11,769               $12,604             $11,043
  10/31/2002               $11,549               $12,395             $11,062
  11/30/2002               $11,533               $12,343             $11,062
  12/31/2002               $11,741               $12,604             $11,037
   1/31/2003               $11,715               $12,572             $11,086
   2/28/2003               $11,856               $12,748             $11,171
   3/31/2003               $11,839               $12,755             $11,239
   4/30/2003               $11,932               $12,840             $11,214
   5/31/2003               $12,214               $13,140             $11,196
   6/30/2003               $12,185               $13,084             $11,208
   7/31/2003               $11,744               $12,627             $11,220
   8/31/2003               $11,826               $12,721             $11,263
   9/30/2003               $12,131               $13,095             $11,300
  10/31/2003               $12,111               $13,029             $11,287
  11/30/2003               $12,255               $13,165             $11,257
  12/31/2003               $12,358               $13,274             $11,245
   1/31/2004               $12,462               $13,350             $11,300
   2/29/2004               $12,627               $13,551             $11,361
   3/31/2004               $12,628               $13,503             $11,434
   4/30/2004               $12,339               $13,184             $11,470
   5/31/2004               $12,278               $13,136             $11,538
   6/30/2004               $12,310               $13,184             $11,574
   7/31/2004               $12,459               $13,357             $11,556
   8/31/2004               $12,660               $13,625             $11,562
   9/30/2004               $12,734               $13,697             $11,586
  10/31/2004               $12,851               $13,815             $11,647
  11/30/2004               $12,787               $13,701             $11,653
  12/31/2004               $12,959               $13,868             $11,611
   1/31/2005               $13,100               $13,998             $11,635
   2/28/2005               $13,091               $13,951             $11,702
   3/31/2005               $13,029               $13,863             $11,794
   4/30/2005               $13,203               $14,082             $11,873
   5/31/2005               $13,302               $14,182             $11,861
   6/30/2005               $13,381               $14,270             $11,867
   7/31/2005               $13,350               $14,205             $11,922
   8/31/2005               $13,440               $14,348             $11,983
   9/30/2005               $13,330               $14,252             $12,129
  10/31/2005               $13,253               $14,165             $12,154
  11/30/2005               $13,318               $14,233             $12,056
  12/31/2005               $13,428               $14,356             $12,007
   1/31/2006               $13,449               $14,394             $12,099
   2/28/2006               $13,548               $14,491             $12,123
   3/31/2006               $13,468               $14,391             $12,190
   4/30/2006               $13,465               $14,386             $12,294


14 | Annual Report

CLASS C (5/1/96-4/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      FRANKLIN FEDERAL      LEHMAN BROTHERS
                          TAX-FREE           MUNICIPAL BOND
     DATE               INCOME FUND              INDEX 8              CPI 8
--------------------------------------------------------------------------------
    5/1/1996              $10,000                $10,000             $10,000
   5/31/1996              $10,005                 $9,996             $10,019
   6/30/1996              $10,104                $10,105             $10,026
   7/31/1996              $10,176                $10,197             $10,045
   8/31/1996              $10,178                $10,194             $10,064
   9/30/1996              $10,311                $10,337             $10,096
  10/31/1996              $10,409                $10,454             $10,128
  11/30/1996              $10,552                $10,645             $10,147
  12/31/1996              $10,537                $10,600             $10,147
   1/31/1997              $10,558                $10,620             $10,179
   2/28/1997              $10,640                $10,718             $10,211
   3/31/1997              $10,546                $10,575             $10,237
   4/30/1997              $10,628                $10,663             $10,250
   5/31/1997              $10,755                $10,824             $10,243
   6/30/1997              $10,856                $10,939             $10,256
   7/31/1997              $11,103                $11,242             $10,269
   8/31/1997              $11,033                $11,137             $10,288
   9/30/1997              $11,145                $11,269             $10,313
  10/31/1997              $11,211                $11,341             $10,339
  11/30/1997              $11,277                $11,408             $10,333
  12/31/1997              $11,408                $11,575             $10,320
   1/31/1998              $11,501                $11,694             $10,339
   2/28/1998              $11,510                $11,697             $10,358
   3/31/1998              $11,529                $11,708             $10,377
   4/30/1998              $11,502                $11,655             $10,397
   5/31/1998              $11,643                $11,839             $10,416
   6/30/1998              $11,700                $11,886             $10,429
   7/31/1998              $11,729                $11,916             $10,441
   8/31/1998              $11,853                $12,100             $10,454
   9/30/1998              $11,968                $12,251             $10,467
  10/31/1998              $11,958                $12,251             $10,493
  11/30/1998              $11,997                $12,293             $10,493
  12/31/1998              $12,026                $12,324             $10,486
   1/31/1999              $12,124                $12,471             $10,512
   2/28/1999              $12,085                $12,417             $10,525
   3/31/1999              $12,114                $12,434             $10,557
   4/30/1999              $12,144                $12,465             $10,633
   5/31/1999              $12,084                $12,393             $10,633
   6/30/1999              $11,921                $12,214             $10,633
   7/31/1999              $11,941                $12,259             $10,665
   8/31/1999              $11,809                $12,160             $10,691
   9/30/1999              $11,809                $12,165             $10,742
  10/31/1999              $11,636                $12,034             $10,761
  11/30/1999              $11,737                $12,162             $10,768
  12/31/1999              $11,624                $12,071             $10,768
   1/31/2000              $11,542                $12,018             $10,800
   2/29/2000              $11,664                $12,158             $10,864
   3/31/2000              $11,912                $12,424             $10,953
   4/30/2000              $11,848                $12,350             $10,960
   5/31/2000              $11,785                $12,286             $10,972
   6/30/2000              $12,035                $12,612             $11,030
   7/31/2000              $12,192                $12,787             $11,056
   8/31/2000              $12,349                $12,984             $11,056
   9/30/2000              $12,306                $12,917             $11,113
  10/31/2000              $12,411                $13,058             $11,132
  11/30/2000              $12,485                $13,156             $11,139
  12/31/2000              $12,721                $13,481             $11,132
   1/31/2001              $12,806                $13,615             $11,203
   2/28/2001              $12,859                $13,658             $11,248
   3/31/2001              $12,964                $13,781             $11,273
   4/30/2001              $12,851                $13,631             $11,318
   5/31/2001              $12,957                $13,778             $11,369
   6/30/2001              $13,052                $13,870             $11,388
   7/31/2001              $13,237                $14,076             $11,356
   8/31/2001              $13,433                $14,308             $11,356
   9/30/2001              $13,329                $14,260             $11,408
  10/31/2001              $13,448                $14,429             $11,369
  11/30/2001              $13,377                $14,308             $11,350
  12/31/2001              $13,237                $14,172             $11,305
   1/31/2002              $13,412                $14,418             $11,331
   2/28/2002              $13,520                $14,592             $11,376
   3/31/2002              $13,321                $14,306             $11,440
   4/30/2002              $13,510                $14,586             $11,504
   5/31/2002              $13,585                $14,674             $11,504
   6/30/2002              $13,694                $14,829             $11,510
   7/31/2002              $13,816                $15,020             $11,523
   8/31/2002              $13,915                $15,201             $11,561
   9/30/2002              $14,154                $15,534             $11,580
  10/31/2002              $13,879                $15,276             $11,599
  11/30/2002              $13,859                $15,213             $11,599
  12/31/2002              $14,110                $15,534             $11,574
   1/31/2003              $14,079                $15,494             $11,625
   2/28/2003              $14,261                $15,711             $11,715
   3/31/2003              $14,229                $15,720             $11,785
   4/30/2003              $14,340                $15,824             $11,759
   5/31/2003              $14,680                $16,195             $11,740
   6/30/2003              $14,645                $16,126             $11,753
   7/31/2003              $14,114                $15,562             $11,766
   8/31/2003              $14,211                $15,678             $11,811
   9/30/2003              $14,577                $16,139             $11,849
  10/31/2003              $14,566                $16,057             $11,836
  11/30/2003              $14,738                $16,225             $11,804
  12/31/2003              $14,850                $16,359             $11,791
   1/31/2004              $14,987                $16,453             $11,849
   2/29/2004              $15,186                $16,700             $11,913
   3/31/2004              $15,174                $16,642             $11,990
   4/30/2004              $14,826                $16,248             $12,028
   5/31/2004              $14,765                $16,189             $12,099
   6/30/2004              $14,805                $16,248             $12,137
   7/31/2004              $14,970                $16,462             $12,118
   8/31/2004              $15,212                $16,792             $12,124
   9/30/2004              $15,313                $16,881             $12,150
  10/31/2004              $15,454                $17,026             $12,214
  11/30/2004              $15,365                $16,886             $12,220
  12/31/2004              $15,572                $17,092             $12,175
   1/31/2005              $15,741                $17,252             $12,201
   2/28/2005              $15,730                $17,194             $12,271
   3/31/2005              $15,655                $17,086             $12,367
   4/30/2005              $15,877                $17,355             $12,450
   5/31/2005              $15,997                $17,478             $12,438
   6/30/2005              $16,077                $17,586             $12,444
   7/31/2005              $16,040                $17,507             $12,502
   8/31/2005              $16,148                $17,684             $12,566
   9/30/2005              $16,030                $17,565             $12,719
  10/31/2005              $15,937                $17,458             $12,745
  11/30/2005              $16,002                $17,542             $12,642
  12/31/2005              $16,134                $17,693             $12,591
   1/31/2006              $16,160                $17,740             $12,687
   2/28/2006              $16,292                $17,859             $12,713
   3/31/2006              $16,182                $17,736             $12,783
   4/30/2006              $16,193                $17,730             $12,892

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
 CLASS C                         4/30/06
----------------------------------------
 1-Year                           +1.01%
----------------------------------------
 5-Year                           +4.73%
----------------------------------------
 10-Year                          +4.94%
----------------------------------------

ADVISOR CLASS (5/1/96-4/30/06) 7

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         FRANKLIN FEDERAL      LEHMAN BROTHERS
                            TAX-FREE           MUNICIPAL BOND
      DATE                 INCOME FUND             INDEX 8             CPI 8
------------------------------------------------------------------------------
     5/1/1996                $10,000                $10,000           $10,000
    5/31/1996                $10,010                 $9,996           $10,019
    6/30/1996                $10,114                $10,105           $10,026
    7/31/1996                $10,191                $10,197           $10,045
    8/31/1996                $10,198                $10,194           $10,064
    9/30/1996                $10,328                $10,337           $10,096
   10/31/1996                $10,431                $10,454           $10,128
   11/30/1996                $10,588                $10,645           $10,147
   12/31/1996                $10,570                $10,600           $10,147
    1/31/1997                $10,613                $10,620           $10,179
    2/28/1997                $10,711                $10,718           $10,211
    3/31/1997                $10,611                $10,575           $10,237
    4/30/1997                $10,699                $10,663           $10,250
    5/31/1997                $10,833                $10,824           $10,243
    6/30/1997                $10,940                $10,939           $10,256
    7/31/1997                $11,193                $11,242           $10,269
    8/31/1997                $11,128                $11,137           $10,288
    9/30/1997                $11,254                $11,269           $10,313
   10/31/1997                $11,327                $11,341           $10,339
   11/30/1997                $11,391                $11,408           $10,333
   12/31/1997                $11,538                $11,575           $10,320
    1/31/1998                $11,628                $11,694           $10,339
    2/28/1998                $11,643                $11,697           $10,358
    3/31/1998                $11,667                $11,708           $10,377
    4/30/1998                $11,654                $11,655           $10,397
    5/31/1998                $11,803                $11,839           $10,416
    6/30/1998                $11,857                $11,886           $10,429
    7/31/1998                $11,892                $11,916           $10,441
    8/31/1998                $12,033                $12,100           $10,454
    9/30/1998                $12,146                $12,251           $10,467
   10/31/1998                $12,142                $12,251           $10,493
   11/30/1998                $12,187                $12,293           $10,493
   12/31/1998                $12,223                $12,324           $10,486
    1/31/1999                $12,327                $12,471           $10,512
    2/28/1999                $12,304                $12,417           $10,525
    3/31/1999                $12,339                $12,434           $10,557
    4/30/1999                $12,365                $12,465           $10,633
    5/31/1999                $12,320                $12,393           $10,633
    6/30/1999                $12,160                $12,214           $10,633
    7/31/1999                $12,186                $12,259           $10,665
    8/31/1999                $12,058                $12,160           $10,691
    9/30/1999                $12,053                $12,165           $10,742
   10/31/1999                $11,893                $12,034           $10,761
   11/30/1999                $11,992                $12,162           $10,768
   12/31/1999                $11,882                $12,071           $10,768
    1/31/2000                $11,802                $12,018           $10,800
    2/29/2000                $11,945                $12,158           $10,864
    3/31/2000                $12,192                $12,424           $10,953
    4/30/2000                $12,133                $12,350           $10,960
    5/31/2000                $12,074                $12,286           $10,972
    6/30/2000                $12,347                $12,612           $11,030
    7/31/2000                $12,503                $12,787           $11,056
    8/31/2000                $12,681                $12,984           $11,056
    9/30/2000                $12,643                $12,917           $11,113
   10/31/2000                $12,757                $13,058           $11,132
   11/30/2000                $12,839                $13,156           $11,139
   12/31/2000                $13,087                $13,481           $11,132
    1/31/2001                $13,180                $13,615           $11,203
    2/28/2001                $13,241                $13,658           $11,248
    3/31/2001                $13,344                $13,781           $11,273
    4/30/2001                $13,234                $13,631           $11,318
    5/31/2001                $13,361                $13,778           $11,369
    6/30/2001                $13,454                $13,870           $11,388
    7/31/2001                $13,662                $14,076           $11,356
    8/31/2001                $13,870                $14,308           $11,356
    9/30/2001                $13,769                $14,260           $11,408
   10/31/2001                $13,899                $14,429           $11,369
   11/30/2001                $13,820                $14,308           $11,350
   12/31/2001                $13,693                $14,172           $11,305
    1/31/2002                $13,869                $14,418           $11,331
    2/28/2002                $14,000                $14,592           $11,376
    3/31/2002                $13,800                $14,306           $11,440
    4/30/2002                $14,002                $14,586           $11,504
    5/31/2002                $14,087                $14,674           $11,504
    6/30/2002                $14,209                $14,829           $11,510
    7/31/2002                $14,342                $15,020           $11,523
    8/31/2002                $14,452                $15,201           $11,561
    9/30/2002                $14,707                $15,534           $11,580
   10/31/2002                $14,430                $15,276           $11,599
   11/30/2002                $14,417                $15,213           $11,599
   12/31/2002                $14,685                $15,534           $11,574
    1/31/2003                $14,660                $15,494           $11,625
    2/28/2003                $14,857                $15,711           $11,715
    3/31/2003                $14,844                $15,720           $11,785
    4/30/2003                $14,956                $15,824           $11,759
    5/31/2003                $15,317                $16,195           $11,740
    6/30/2003                $15,289                $16,126           $11,753
    7/31/2003                $14,743                $15,562           $11,766
    8/31/2003                $14,854                $15,678           $11,811
    9/30/2003                $15,258                $16,139           $11,849
   10/31/2003                $15,242                $16,057           $11,836
   11/30/2003                $15,431                $16,225           $11,804
   12/31/2003                $15,569                $16,359           $11,791
    1/31/2004                $15,708                $16,453           $11,849
    2/29/2004                $15,926                $16,700           $11,913
    3/31/2004                $15,922                $16,642           $11,990
    4/30/2004                $15,578                $16,248           $12,028
    5/31/2004                $15,510                $16,189           $12,099
    6/30/2004                $15,560                $16,248           $12,137
    7/31/2004                $15,742                $16,462           $12,118
    8/31/2004                $16,018                $16,792           $12,124
    9/30/2004                $16,122                $16,881           $12,150
   10/31/2004                $16,266                $17,026           $12,214
   11/30/2004                $16,196                $16,886           $12,220
   12/31/2004                $16,422                $17,092           $12,175
    1/31/2005                $16,610                $17,252           $12,201
    2/28/2005                $16,607                $17,194           $12,271
    3/31/2005                $16,536                $17,086           $12,367
    4/30/2005                $16,779                $17,355           $12,450
    5/31/2005                $16,914                $17,478           $12,438
    6/30/2005                $17,007                $17,586           $12,444
    7/31/2005                $16,977                $17,507           $12,502
    8/31/2005                $17,100                $17,684           $12,566
    9/30/2005                $16,983                $17,565           $12,719
   10/31/2005                $16,895                $17,458           $12,745
   11/30/2005                $16,973                $17,542           $12,642
   12/31/2005                $17,122                $17,693           $12,591
    1/31/2006                $17,158                $17,740           $12,687
    2/28/2006                $17,308                $17,859           $12,713
    3/31/2006                $17,215                $17,736           $12,783
    4/30/2006                $17,192                $17,730           $12,892

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
 ADVISOR CLASS(7)                 4/30/06
-----------------------------------------
 1-Year                            +2.63%
-----------------------------------------
 5-Year                            +5.41%
-----------------------------------------
 10-Year                           +5.57%
-----------------------------------------


                                                              Annual Report | 15

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/06.

7. Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +24.79% and +5.53%.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                        VALUE 11/1/05        VALUE 4/30/06     PERIOD* 11/1/05-4/30/06
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,018.90                $3.05
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,021.77                $3.06
---------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,016.00                $5.80
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,019.04                $5.81
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,016.00                $5.85
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.99                $5.86
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,019.30                $2.60
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,022.22                $2.61
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.61%; B:
1.16%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


18 | Annual Report

Franklin Federal Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                                          ----------------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
CLASS A                                                         2006           2005           2004           2003           2002
                                                          ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $    12.23     $    11.91     $    11.99     $    11.81     $    11.77
                                                          ----------------------------------------------------------------------
Income from investment operations:

 Net investment income a ..............................         0.53           0.57           0.58           0.59           0.62

 Net realized and unrealized gains (losses) ...........        (0.22)          0.31          (0.10)          0.18           0.04
                                                          ----------------------------------------------------------------------
Total from investment operations ......................         0.31           0.88           0.48           0.77           0.66
                                                          ----------------------------------------------------------------------
Less distributions from net investment income .........        (0.55)         (0.56)         (0.56)         (0.59)         (0.62)
                                                          ----------------------------------------------------------------------
Redemption fees .......................................           -- c           -- c           --             --             --
                                                          ----------------------------------------------------------------------
Net asset value, end of year ..........................   $    11.99     $    12.23     $    11.91     $    11.99     $    11.81
                                                          ======================================================================

Total return b ........................................         2.55%          7.62%          4.08%          6.72%          5.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $6,279,940     $6,324,986     $6,357,878     $6,835,209     $6,633,281

Ratios to average net assets:

 Expenses .............................................         0.61%          0.61%          0.61%          0.61%          0.59%

 Net investment income ................................         4.33%          4.72%          4.79%          4.98%          5.20%

Portfolio turnover rate ...............................         7.98%          6.74%          6.94%         13.18%         12.95%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 19

Franklin Federal Tax-Free Income Fund

                                                                    ------------------------------------------------------------
                                                                                          YEAR ENDED APRIL 30,
CLASS B                                                                 2006         2005         2004         2003         2002
                                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................        $  12.22     $  11.90     $  11.99     $  11.81     $  11.77
                                                                    ------------------------------------------------------------
Income from investment operations:

 Net investment income a ....................................           0.46         0.50         0.51         0.53         0.55

 Net realized and unrealized gains (losses) ................           (0.22)        0.31        (0.11)        0.18         0.04
                                                                    ------------------------------------------------------------
Total from investment operations ...........................            0.24         0.81         0.40         0.71         0.59
                                                                    ------------------------------------------------------------
Less distributions from net investment income ..............           (0.48)       (0.49)       (0.49)       (0.53)       (0.55)
                                                                    ------------------------------------------------------------
Redemption fees ............................................              -- c         -- c         --           --           --
                                                                    ------------------------------------------------------------
Net asset value, end of year ...............................        $  11.98     $  12.22     $  11.90     $  11.99     $  11.81
                                                                    ============================================================

Total return b .............................................            1.99%        7.00%        3.41%        6.13%        5.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................        $260,416     $289,490     $298,252     $293,285     $220,757

Ratios to average net assets:

 Expenses ..................................................            1.17%        1.17%        1.17%        1.17%        1.16%

 Net investment income .....................................            3.77%        4.16%        4.23%        4.42%        4.63%

Portfolio turnover rate ....................................            7.98%        6.74%        6.94%       13.18%       12.95%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.


20 | See notes to financial statements. | Annual Report

Franklin Federal Tax-Free Income Fund

                                                              --------------------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
CLASS C                                                           2006           2005           2004           2003           2002
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................    $  12.23       $  11.90       $  11.99       $  11.81       $  11.77
                                                              --------------------------------------------------------------------
Income from investment operations:

 Net investment income a .................................        0.46           0.50           0.51           0.53           0.55

 Net realized and unrealized gains (losses) ..............       (0.22)          0.32          (0.11)          0.18           0.04
                                                              --------------------------------------------------------------------
Total from investment operations .........................        0.24           0.82           0.40           0.71           0.59
                                                              --------------------------------------------------------------------
Less distributions from net investment income ............       (0.48)         (0.49)         (0.49)         (0.53)         (0.55)
                                                              --------------------------------------------------------------------
Redemption fees ..........................................          -- c           -- c           --             --             --
                                                              --------------------------------------------------------------------
Net asset value, end of year .............................    $  11.99       $  12.23       $  11.90       $  11.99       $  11.81
                                                              ====================================================================

Total return b ...........................................        1.99%          7.09%          3.39%          6.15%          5.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................    $403,084       $371,438       $373,431       $394,026       $320,087

Ratios to average net assets:

 Expenses ................................................        1.17%          1.17%          1.17%          1.17%          1.16%

 Net investment income ...................................        3.77%          4.16%          4.23%          4.42%          4.63%

Portfolio turnover rate ..................................        7.98%          6.74%          6.94%         13.18%         12.95%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge.

c Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 21

Franklin Federal Tax-Free Income Fund

                                                           --------------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
ADVISOR CLASS                                                  2006           2005           2004           2003         2002 d
                                                           --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................     $  12.23       $  11.92       $  12.00       $  11.82       $  11.70
                                                           --------------------------------------------------------------------
Income from investment operations:

 Net investment income a .............................         0.54           0.58           0.59           0.60           0.07

 Net realized and unrealized gains (losses) ..........        (0.21)          0.30          (0.10)          0.18           0.10
                                                           --------------------------------------------------------------------
Total from investment operations .....................         0.33           0.88           0.49           0.78           0.17
                                                           --------------------------------------------------------------------
Less distributions from net investment income ........        (0.56)         (0.57)         (0.57)         (0.60)         (0.05)
                                                           --------------------------------------------------------------------
Redemption fees ......................................           -- c           -- c           --             --             --
                                                           --------------------------------------------------------------------
Net asset value, end of year .........................     $  12.00       $  12.23       $  11.92       $  12.00       $  11.82
                                                           ====================================================================

Total return b .......................................         2.63%          7.71%          4.17%          6.81%          1.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................     $155,857       $112,032       $ 97,303       $ 88,142       $ 84,479

Ratios to average net assets:

 Expenses ............................................         0.52%          0.52%          0.52%          0.52%          0.51% e

 Net investment income ...............................         4.42%          4.81%          4.88%          5.07%          5.17% e

Portfolio turnover rate ..............................         7.98%          6.74%          6.94%         13.18%         12.95%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d For the period March 20, 2002 (effective date) to April 30, 2002.

e Annualized.


22 | See notes to financial statements. | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, APRIL 30, 2006

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.4%
  BONDS 98.4%
  ALABAMA 0.9%
  Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 .................................     $  1,555,000     $  1,570,411
  Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
   6/01/28 .....................................................................................        7,000,000        7,208,390
  Auburn University General Fee Revenue, AMBAC Insured, 5.00%, 6/01/34 .........................       11,025,000       11,267,109
  Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding,
    6.00%, 8/01/29 .............................................................................       12,000,000       12,460,080
    Series A, 6.70%, 11/01/29 ..................................................................        4,000,000        4,265,080
  Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
   9/01/14 .....................................................................................        1,445,000        1,498,219
  University of Alabama General Revenue, Series A, MBIA Insured, 5.00%,
    7/01/29 ....................................................................................       10,000,000       10,310,200
    7/01/34 ....................................................................................       11,500,000       11,817,285
  University of Alabama University Revenues, Hospital, Series A, MBIA Insured, 5.875%,
   9/01/31 .....................................................................................        5,000,000        5,404,750
                                                                                                                      ------------
                                                                                                                        65,801,524
                                                                                                                      ------------
  ALASKA 0.4%
  Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
    12/01/29 ...................................................................................        4,000,000        4,075,280
    12/01/30 ...................................................................................        3,500,000        3,558,450
  Alaska State International Airports Revenues, Series B,
    AMBAC Insured, Pre-Refunded, 5.25%, 10/01/27 ...............................................       15,000,000       16,164,750
    MBIA Insured, 5.00%, 10/01/28 ..............................................................        5,100,000        5,239,587
                                                                                                                      ------------
                                                                                                                        29,038,067
                                                                                                                      ------------
  ARIZONA 2.6%
  Downtown Phoenix Hotel Corp. Revenue, senior series A, FGIC Insured, 5.00%,
    7/01/29 ....................................................................................       14,465,000       14,888,535
    7/01/36 ....................................................................................       15,000,000       15,357,000
  Maricopa County IDA Health Facilities Revenue, Catholic Healthcare West Project,
    Refunding, Series A, 5.00%, 7/01/16 ........................................................       21,515,000       21,977,358
    Series A, Pre-Refunded, 5.00%, 7/01/16 .....................................................        1,485,000        1,508,359
  Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .........       19,000,000       19,687,230
  Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded, 5.75%,
   1/01/25 .....................................................................................       22,500,000       24,221,250
  Phoenix Civic Improvement Corp. Distribution Revenue, cvt. Capital Appreciation, Civic Plaza,
   Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
    7/01/32 ....................................................................................        6,000,000        4,606,860
    7/01/34 ....................................................................................        5,000,000        3,849,250
    7/01/35 ....................................................................................        9,860,000        7,606,694
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
   Salt River Project,
    Refunding, Series A, 5.125%, 1/01/27 .......................................................       35,000,000       36,593,200
    Series B, 5.00%, 1/01/25 ...................................................................       17,500,000       18,089,400
  Scottsdale Municipal Property Corp. Excise Tax Revenue, Series A, 5.00%, 7/01/34 .............        7,500,000        7,732,650
  University Medical Center Corp. Revenue, 5.00%, 7/01/35 ......................................        7,000,000        6,946,380
                                                                                                                      ------------
                                                                                                                       183,064,166
                                                                                                                      ------------


                                                              Annual Report | 23

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  ARKANSAS 1.3%
  Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%,
   1/01/23 .......................................................................................     $    210,000     $    214,878
  Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
   5.60%, 6/01/24 ................................................................................        1,200,000        1,220,904
  Arkansas State Development Finance Authority SFMR Balloon, MBS Program, Series B,
   6.10%, 1/01/29 ................................................................................          170,000          172,688
  Arkansas State Development Finance Authority Wastewater System Revenue, Revolving Loan
   Fund, Series A, Pre-Refunded, 5.85%, 12/01/19 .................................................        1,000,000        1,011,730
  Arkansas State Student Loan Authority Revenue,
     Refunding, Sub Series B, 5.60%, 6/01/14 .....................................................          325,000          331,555
     Sub Series B, Pre-Refunded, 6.25%, 6/01/10 ..................................................          500,000          500,950
  Jefferson County PCR,
     Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 .............................        1,865,000        1,869,662
     Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ...................................        7,900,000        7,905,135
  Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
     12/01/16 ....................................................................................        2,600,000        2,603,432
     11/01/20 ....................................................................................       60,500,000       60,914,425
  Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity, St. Vincent's
   Infirmary, MBIA Insured, ETM, 6.05%, 11/01/09 .................................................          125,000          134,589
  Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
   AMBAC Insured, 5.80%, 6/01/11 .................................................................          195,000          197,237
  University of Arkansas University Revenues,
     Construction, University of Arkansas for Medical Sciences Campus, Series B,
       MBIA Insured, 5.00%, 11/01/28 .............................................................        1,000,000        1,033,550
     Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA Insured,
       5.00%, 11/01/34 ...........................................................................        9,000,000        9,282,690
     Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 ........................        5,000,000        5,137,950
                                                                                                                        ------------
                                                                                                                          92,531,375
                                                                                                                        ------------
  CALIFORNIA 7.9%
  Alhambra COP, Clubhouse Facility Project, 11.25%,
     1/01/08 .....................................................................................          410,000          414,928
     1/01/09 .....................................................................................          455,000          460,424
     1/01/10 .....................................................................................          500,000          505,935
   California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
    first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 ............................       24,500,000       26,217,695
   California State GO,
     5.90%, 5/01/08 ..............................................................................          235,000          237,775
     6.00%, 5/01/18 ..............................................................................          535,000          540,601
     6.00%, 5/01/20 ..............................................................................          850,000          860,532
     5.90%, 4/01/23 ..............................................................................        1,200,000        1,210,596
     5.00%, 2/01/24 ..............................................................................        5,000,000        5,131,000
     5.00%, 2/01/26 ..............................................................................       20,000,000       20,462,000
     5.125%, 2/01/26 .............................................................................        7,500,000        7,768,425
     5.25%, 4/01/27 ..............................................................................       17,500,000       18,317,425
     5.00%, 2/01/32 ..............................................................................       49,000,000       49,556,640
     Refunding, 5.125%, 6/01/25 ..................................................................       25,000,000       25,655,750
     Refunding, 5.00%, 2/01/26 ...................................................................       27,000,000       27,442,530


24 | Annual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California State GO, (continued)
    Various Purpose, 5.25%, 11/01/25 .............................................................     $ 16,260,000     $ 17,039,017
    Various Purpose, 5.00%, 8/01/33 ..............................................................       25,000,000       25,499,000
    Various Purpose, 5.50%, 11/01/33 .............................................................        2,500,000        2,677,250
  California State Public Works Board Lease Revenue, Various University of California Projects,
   Series D, 5.00%, 5/01/27 ......................................................................       10,000,000       10,225,300
  Foothill/Eastern Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, zero cpn., 1/15/24 ..........................................       65,000,000       22,953,450
    Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 .............       35,000,000       30,548,350
    Refunding, 5.75%, 1/15/40 ....................................................................       20,000,000       20,298,600
    senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ..........................................       39,240,000       39,987,522
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
    Pre-Refunded, 5.375%, 6/01/28 ................................................................       50,000,000       53,141,500
    Series 2003 A-1, 6.25%, 6/01/33 ..............................................................       26,000,000       28,287,220
  Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured, 5.00%, 8/01/27 ............        5,000,000        5,155,850
  Los Angeles CRDA Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%,
   1/01/27 .......................................................................................        1,975,000        1,980,056
a Los Angeles Regional Airports Improvement Corp. Lease Revenue,
    Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ......................        7,500,000        6,388,875
    United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 ......................        8,400,000        7,802,844
  Los Angeles USD, GO, Series A, MBIA Insured, 5.00%, 1/01/28 ....................................       25,000,000       25,741,000
  Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/25 .................       10,000,000       10,306,000
  Metropolitan Water District Southern California Waterworks Revenue, Series B-2,
   FGIC Insured, 5.00%, 10/01/27 .................................................................        9,645,000        9,970,229
  Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 .....................        5,285,000        5,658,861
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.75% thereafter,
      1/15/21 ....................................................................................       50,000,000       47,422,500
    senior lien, 5.00%, 1/01/33 ..................................................................        5,000,000        4,745,800
    senior lien, ETM, zero cpn., 1/01/23 .........................................................        7,000,000        3,196,760
                                                                                                                        ------------
                                                                                                                         563,808,240
                                                                                                                        ------------
  COLORADO 3.1%
  Colorado Health Facilities Authority Revenue,
    Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .......................................        2,000,000        2,019,740
    Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ............................................       13,250,000       13,552,232
    Kaiser Permanente, Series B, ETM, 5.35%, 8/01/15 .............................................       20,200,000       20,386,042
  Colorado Springs Airport Revenue, Series C, zero cpn.,
    1/01/07 ......................................................................................        1,675,000        1,629,809
    1/01/08 ......................................................................................          800,000          740,224
    1/01/11 ......................................................................................        1,450,000        1,162,915
  Denver City and County Airport Revenue,
    Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 ...........................................       43,000,000       44,280,110
    System, Refunding, Series A, XLCA Insured, 5.00%, 11/15/25 ...................................        8,000,000        8,288,320
  Denver City and County School District No. 1 COP, Denver School Facilities Leasing Corp.,
   AMBAC Insured, 5.50%, 12/15/08 ................................................................        1,000,000        1,011,140
a Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
   Series A, 6.875%, 10/01/32 ....................................................................       47,980,000       48,795,660


                                                              Annual Report | 25

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  COLORADO (CONTINUED)
  Denver Convention Center Hotel Authority Revenue, senior series A, XLCA Insured,
   Pre-Refunded, 4.75%, 12/01/28 ...............................................................     $ 13,500,000     $ 14,182,830
  E-470 Public Highway Authority Revenue, Refunding, senior series A, MBIA Insured, 5.00%,
   9/01/21 .....................................................................................       12,715,000       13,014,438
  Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 ..............       10,880,000       11,363,072
  Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA Insured, 5.00%,
   5/15/35 .....................................................................................        9,950,000       10,182,233
  Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured, 5.125%,
   6/15/31 .....................................................................................        7,500,000        7,754,700
  Pueblo County School District No. 060 GO, FGIC Insured, 5.00%, 12/15/22 ......................        5,500,000        5,687,385
  Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/34 .............................       10,000,000       10,287,700
  University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
   11/15/29 ....................................................................................        8,500,000        8,668,895
                                                                                                                      ------------
                                                                                                                       223,007,445
                                                                                                                      ------------
  CONNECTICUT 0.3%
  Connecticut State GO, Series D, 5.00%, 11/15/20 ..............................................        8,000,000        8,337,040
  Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series B,
   AMBAC Insured, Pre-Refunded, 5.00%, 12/01/17 ................................................       11,870,000       12,642,025
  Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
   5.80%, 8/20/39 ..............................................................................        2,685,000        2,845,831
                                                                                                                      ------------
                                                                                                                        23,824,896
                                                                                                                      ------------
  DELAWARE 0.0%b
  Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 ...................          705,000          705,388
                                                                                                                      ------------
  FLORIDA 4.6%
  Broward County School Board COP,
    MBIA Insured, 5.00%, 7/01/28 ...............................................................       17,415,000       17,963,572
    Series A, FSA Insured, 5.25%, 7/01/24 ......................................................       25,000,000       26,430,750
  Callaway/Bay County Wastewater Systems Revenue, Series A, FGIC Insured, Pre-Refunded,
   6.00%, 9/01/26 ..............................................................................          695,000          714,175
  Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
   AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ................................................       10,000,000       10,729,900
  Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
    5.75%, 6/01/22 .............................................................................       10,000,000       10,760,600
    6.00%, 6/01/23 .............................................................................       17,500,000       20,953,975
  Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured, zero cpn.,
    10/01/23 ...................................................................................        5,000,000        2,025,650
    10/01/24 ...................................................................................        3,000,000        1,150,470
  Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ...............................       10,000,000       10,308,600
  Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ...............................       13,500,000       14,071,050
  Hillsborough County School Board COP,
    MBIA Insured, 5.00%, 7/01/27 ...............................................................        5,000,000        5,154,400
    Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ..........................................        5,000,000        5,151,000
  Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%, 10/01/30 ...........       20,175,000       20,606,543
  Jacksonville Excise Taxes Revenue, Series A, AMBAC Insured, 5.00%, 10/01/32 ..................        6,015,000        6,196,894


26 | Annual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
    10/01/23 .................................................................................      $  6,000,000      $  6,212,340
    10/01/26 .................................................................................        20,000,000        20,629,800
  Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 .........................         5,000,000         5,123,500
  Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ......................        12,000,000        12,334,560
  Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
   CIFG Insured, 5.00%, 10/01/35 .............................................................        10,645,000        10,909,635
  Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A,
   CIFG Insured, 5.00%, 10/01/38 .............................................................        15,000,000        15,247,200
  Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
   MBIA Insured, 5.00%, 6/01/30 ..............................................................        10,630,000        10,926,364
  Miami-Dade County Special Obligation Revenue,
    Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/32 .....................        10,000,000        10,281,800
    Sub Series B, MBIA Insured, zero cpn., 10/01/34 ..........................................         5,500,000         1,153,845
  Orlando and Orange County Expressway Authority Revenue, Series B, AMBAC Insured, 5.00%,
   7/01/28 ...................................................................................        10,630,000        10,997,692
  Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%, 10/01/22 ........         7,500,000         7,791,150
  Palm Beach County School Board COP,
    Refunding, Series D, FSA Insured, 5.00%, 8/01/28 .........................................        25,000,000        25,686,000
    Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 .....................................         5,100,000         5,589,600
  Port St. Lucie GO, MBIA Insured, 5.00%, 7/01/32 ............................................         7,000,000         7,228,130
  Tampa Bay Water Utility System Revenue, Series B, FGIC Insured,
    5.00%, 10/01/26 ..........................................................................         5,245,000         5,394,850
    5.00%, 10/01/31 ..........................................................................        10,000,000        10,247,000
    Pre-Refunded, 5.00%, 10/01/26 ............................................................         4,755,000         5,036,353
                                                                                                                      ------------
                                                                                                                       323,007,398
                                                                                                                      ------------
  GEORGIA 3.8%
  Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
    Series C, FSA Insured, 5.00%, 1/01/33 ....................................................        29,520,000        30,213,130
    Series J, FSA Insured, 5.00%, 1/01/29 ....................................................        10,000,000        10,275,300
  Atlanta Airport Revenue, General,
    Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 .....................................        18,295,000        19,571,808
    Series G, FSA Insured, 5.00%, 1/01/30 ....................................................        18,285,000        18,775,221
  Atlanta Development Authority Revenue,
    Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24 ............         6,385,000         6,811,071
    Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25 ............         6,955,000         7,426,966
    Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ............         5,000,000         5,343,950
    Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27 ............         5,000,000         5,333,750
    Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%,
      1/01/27 ................................................................................         5,000,000         5,300,350
  Atlanta Development Authority Student Housing Revenue, Facilities, Piedmont Ellis LLC,
   Series A, XLCA Insured, 5.00%, 9/01/30 ....................................................        10,000,000        10,300,000
  Atlanta Water and Wastewater Revenue,
    FSA Insured, 5.00%, 11/01/34 .............................................................        20,205,000        20,696,588
    Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 .......................................        13,000,000        13,310,700
  Cobb County Hospital Authority Revenue, AMBAC Insured, 5.00%, 4/01/28 ......................        18,000,000        18,704,160


                                                              Annual Report | 27

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  GEORGIA (CONTINUED)
  De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 ....................................      $ 12,000,000      $ 12,852,240
  Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
   5.00%, 1/01/25 ............................................................................         5,000,000         5,191,950
  Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
   Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ..............................        10,000,000        10,492,800
  Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 ............        20,000,000        21,516,800
  Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
   Improvement, Series A, MBIA Insured, 5.00%, 2/01/26 .......................................         5,770,000         5,988,971
  Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
   MBIA Insured, 5.00%,
    7/01/23 ..................................................................................        10,150,000        10,509,614
    7/01/25 ..................................................................................        12,160,000        12,569,549
    7/01/26 ..................................................................................        12,800,000        13,223,552
  Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
   Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 .................................         5,000,000         5,183,950
                                                                                                                      ------------
                                                                                                                       269,592,420
                                                                                                                      ------------
  HAWAII 1.1%
  Hawaii State Airports System Revenue, Second Series,
    ETM, 6.90%, 7/01/12 ......................................................................           500,000           548,795
    MBIA Insured, ETM, 6.90%, 7/01/12 ........................................................           400,000           439,860
  Hawaii State Department of Budget and Finance Special Purpose Revenue,
    Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ..................           500,000           508,745
    Kaiser Permanente, Series A, ETM, 5.15%, 3/01/15 .........................................         4,000,000         4,156,280
    Kapiolani Health Obligation, Pre-Refunded, 6.25%, 7/01/21 ................................         7,350,000         7,526,474
    Pre-Refunded, 6.00%, 7/01/11 .............................................................         1,000,000         1,023,610
    Pre-Refunded, 6.20%, 7/01/16 .............................................................         2,000,000         2,047,860
    Queens Health System, Series A, Pre-Refunded, 6.05%, 7/01/16 .............................         1,000,000         1,023,770
    Queens Health System, Series A, Pre-Refunded, 6.00%, 7/01/20 .............................           120,000           122,844
    Queens Health System, Series A, Pre-Refunded, 5.75%, 7/01/26 .............................         7,000,000         7,163,100
    Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 ........................................           600,000           618,930
    Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 ........................................         2,040,000         2,112,828
    Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 ........................................         2,410,000         2,457,308
  Hawaii State GO,
    Refunding, Series BW, 6.375%, 3/01/11 ....................................................            95,000           105,736
    Series BW, ETM, 6.375%, 3/01/11 ..........................................................             5,000             5,579
    Series CA, 6.00%, 1/01/09 ................................................................           100,000           105,772
    Series CT, FSA Insured, Pre-Refunded, 5.875%, 9/01/19 ....................................         5,000,000         5,383,150
  Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Series A,
   FNMA Insured, 5.75%, 7/01/30 ..............................................................           500,000           503,600
  Honolulu City and County GO,
    Series 1992, ETM, 6.00%, 12/01/14 ........................................................           150,000           171,129
    Series C, FGIC Insured, 5.00%, 7/01/20 ...................................................         5,250,000         5,447,295
  Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ............         1,195,000         1,207,165
  Honolulu City and County Wastewater System Revenue,
    First Bond Resolution, senior series, AMBAC Insured, 5.125%, 7/01/31 .....................         8,000,000         8,234,960
    Second Bond Resolution, Refunding, junior series, FGIC Insured, 5.00%, 7/01/23 ...........        10,000,000        10,359,900
    senior series A, FGIC Insured, 5.00%, 7/01/30 ............................................        15,000,000        15,488,850


28 | Annual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  HAWAII (CONTINUED)
  Honolulu City and County Water Supply Board Water System Revenue, Pre-Refunded, 5.80%,
   7/01/21 .....................................................................................      $ 1,785,000      $ 1,809,133
  Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ..........................          220,000          238,724
                                                                                                                       -----------
                                                                                                                        78,811,397
                                                                                                                       -----------
  IDAHO 0.0% b
  Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ..........................          350,000          350,340
                                                                                                                       -----------
  ILLINOIS 5.5%
  Chicago Board of Education GO, Chicago School Reform, MBIA Insured, Pre-Refunded,
   6.00%, 12/01/16 .............................................................................        9,700,000       10,024,465
  Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ...................................................       10,900,000       12,347,084
  Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, 5.75%, 1/01/23 ............        8,955,000       10,336,846
  Chicago Sales Tax Revenue, FGIC Insured, Pre-Refunded, 5.375%, 1/01/27 .......................        3,060,000        3,201,800
  Chicago SFMR, Collateral, Series A, GNMA Secured, 7.25%, 9/01/28 .............................           35,000           35,244
  Cook County Tinley Park School District No. 140 GO, Refunding, Series A, AMBAC Insured,
   6.00%, 12/01/15 .............................................................................        8,750,000        9,034,550
  Illinois Development Finance Authority Hospital Revenue,
    Adventist Health System, Sunbelt Obligation, Pre-Refunded, 5.65%, 11/15/24 .................        6,030,000        6,440,040
    Adventist Health System, Sunbelt Obligation, Pre-Refunded, 5.50%, 11/15/29 .................       20,000,000       21,261,800
    Sisters of St. Francis Health Services, Refunding, MBIA Insured, Pre-Refunded, 5.375%,
      11/01/27 .................................................................................        5,000,000        5,196,000
  Illinois Development Finance Authority PCR, Illinois Power Co. Project, Series A,
   Pre-Refunded, 7.375%, 7/01/21 ...............................................................       26,550,000       27,230,211
  Illinois Development Finance Authority Revenue, Provena Health, Refunding, Series A,
   MBIA Insured, 5.50%, 5/15/21 ................................................................       10,000,000       10,386,200
  Illinois HDA Revenue,
    MF Program, Series 1, 6.625%, 9/01/12 ......................................................        5,705,000        5,718,521
    MF Program, Series 1, 6.75%, 9/01/21 .......................................................        3,955,000        3,964,136
    MFH, Refunding, Series A, 7.10%, 7/01/26 ...................................................        9,305,000        9,315,887
  Illinois Health Facilities Authority Revenue,
    Children's Memorial Hospital, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
      8/15/25 ..................................................................................        9,120,000        9,747,000
    Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%,
      7/01/18 ..................................................................................        7,090,000        7,306,387
    Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 .............        2,105,000        2,390,396
    Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 .........................        2,885,000        2,989,350
    Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
      11/15/28 .................................................................................        7,500,000        7,686,450
    South Suburban Hospital, ETM, 7.00%, 2/15/18 ...............................................        4,200,000        5,030,004
    Victory Health Services, Series A, 5.75%, 8/15/27 ..........................................        8,015,000        8,026,061
  Illinois State GO, FSA Insured, 5.00%, 9/01/29 ...............................................       12,000,000       12,387,600
  Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded, 5.25%,
   2/01/22 .....................................................................................        5,285,000        5,668,374
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
    Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn.,
      6/15/08 ..................................................................................        7,000,000        6,463,870
      6/15/09 ..................................................................................        9,275,000        8,230,635


                                                              Annual Report | 29

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  ILLINOIS (CONTINUED)
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, (continued)
    Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn.,
      6/15/08 ................................................................................      $    185,000      $    170,618
      6/15/09 ................................................................................           235,000           207,775
    Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured,
      zero cpn. to 6/14/12, 5.50% thereafter, 6/15/20 ........................................         8,240,000         6,456,452
    Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured,
      zero cpn. to 6/14/12, 5.55% thereafter, 6/15/21 ........................................         6,000,000         4,701,540
    Capital Appreciation, McCormick Place, Refunding, Series B, zero cpn. to 6/14/17,
      5.65% thereafter, 6/15/22 ..............................................................        30,000,000        18,480,000
    Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn.,
      6/15/08 ................................................................................         1,315,000         1,214,284
      6/15/09 ................................................................................         1,490,000         1,322,226
    FGIC Insured, ETM, 6.50%, 6/15/07 ........................................................             5,000             5,018
    McCormick Place Expansion Project, 6.50%, 6/15/22 ........................................             5,000             5,008
    McCormick Place Expansion Project, 6.50%, 6/15/27 ........................................           555,000           555,905
    McCormick Place Expansion Project, Refunding, FGIC Insured, 5.25%, 12/15/28 ..............        39,580,000        40,922,554
    McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 ................           250,000           250,422
    McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn.,
      6/15/10 ................................................................................         7,845,000         6,678,213
      6/15/11 ................................................................................         9,690,000         7,900,645
    McCormick Place Expansion Project, Series A, FGIC Insured, zero cpn., 6/15/10 ............           155,000           131,787
    McCormick Place Expansion Project, Series A, MBIA Insured, 5.00%, 12/15/28 ...............        26,795,000        27,568,840
  Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
  McCormick Place Convention Center,
    ETM, 5.75%, 7/01/06 ......................................................................           360,000           361,260
    ETM, 7.00%, 7/01/26 ......................................................................        12,000,000        15,498,720
    Pre-Refunded, 6.25%, 7/01/17 .............................................................         3,500,000         3,584,595
  Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ........         1,000,000         1,227,740
  Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
   6.625%, 2/01/10 ...........................................................................         2,520,000         2,527,258
  University of Illinois University Revenues,
    Auxiliary Facilities, AMBAC Insured, zero cpn., 4/01/10 ..................................        14,250,000        12,191,160
    Auxiliary Facilities System, Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 ..........         5,000,000         5,093,400
    Auxiliary Facilities System, Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 ..........        12,000,000        12,412,200
  Upper River Valley Development Authority Environmental Facilities Revenue,
   General Electric Co. Project, 5.45%, 2/01/23 ..............................................         3,600,000         3,722,652
  Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, 2/01/27 ....         7,130,000         7,275,808
                                                                                                                      ------------
                                                                                                                       390,884,991
                                                                                                                      ------------
  INDIANA 1.4%
  Carmel Industrial RDA County Option Income Tax Lease Rent Revenue, MBIA Insured,
   Pre-Refunded, 5.25%, 1/01/18 ..............................................................         1,090,000         1,103,789
  Indiana Bond Bank Revenue, Special Program, Hendricks Redevelopment, Series B,
   Pre-Refunded, 6.20%, 2/01/23 ..............................................................         3,500,000         3,631,530
  Indiana Health Facility Financing Authority Hospital Revenue,
    Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/21 ........................        17,500,000        18,573,450
    Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ......................         1,200,000         1,214,256


30 | Annual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  INDIANA (CONTINUED)
  Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
   Refunding, 5.625%, 5/15/28 ................................................................      $  1,750,000      $  1,722,822
  Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30 ........         2,000,000         2,067,400
  Indiana State Educational Facilities Authority Revenue,
    DePauw University Project, Refunding, 5.30%, 7/01/16 .....................................           600,000           625,482
    Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 ...................................         2,015,000         2,094,592
  Indiana State HFA, SFMR, Refunding,
    Series A, 6.75%, 1/01/10 .................................................................         2,660,000         2,666,331
    Series A, 6.80%, 1/01/17 .................................................................        12,835,000        12,963,222
    Series A-2, GNMA Secured, 6.10%, 7/01/22 .................................................           205,000           210,535
  Indiana Transportation Finance Authority Highway Revenue,
    5.375%, 12/01/25 .........................................................................        12,765,000        13,514,050
    Pre-Refunded, 5.375%, 12/01/25 ...........................................................         2,235,000         2,386,399
  Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
   MBIA Insured, Pre-Refunded, 5.25%, 7/01/33 ................................................        19,020,000        20,488,724
  Jasper County EDR, Georgia-Pacific Corp. Project,
    5.625%, 12/01/27 .........................................................................         3,500,000         3,358,495
    Refunding, 6.70%, 4/01/29 ................................................................         3,000,000         3,104,700
  Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
   8.00%, 1/01/14 ............................................................................            95,000            95,228
  New Albany Floyd County School Building Corp. Revenue, first mortgage, MBIA Insured,
   Pre-Refunded, 5.375%, 1/15/18 .............................................................         1,500,000         1,581,840
  Petersburg PCR, 5.75%, 8/01/21 .............................................................         5,000,000         5,300,300
  PHM Multi-School Building Corp. Industry Revenue, first mortgage, FSA Insured,
   Pre-Refunded, 5.90%, 7/15/14 ..............................................................         1,000,000         1,035,200
  Purdue University of Indiana University Revenue, Student Fee, Series Q, 5.375%,
   7/01/07 ...................................................................................         1,355,000         1,380,176
  Rochester Community Multi-School Building Corp. Revenue, first mortgage, AMBAC Insured,
   5.20%, 1/15/18 ............................................................................         1,000,000         1,040,860
                                                                                                                      ------------
                                                                                                                       100,159,381
                                                                                                                      ------------
  KANSAS 0.5%
  Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, Series A, MBIA Insured,
   5.30%, 6/01/31 ............................................................................        18,000,000        18,965,520
  Kansas State Department of Transportation and Highway Revenue, Refunding, 5.50%,
   9/01/06 ...................................................................................         1,000,000         1,005,950
  Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
   Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 .......................................         2,000,000         2,082,680
  Kansas State Development Finance Authority Revenue, Water Pollution Control,
   Revolving Fund,
    Refunding, Series II, 5.125%, 11/01/18 ...................................................         3,450,000         3,631,056
    Series II, Pre-Refunded, 5.125%, 11/01/18 ................................................         1,550,000         1,652,564
  Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A, 5.70%,
   11/15/18 ..................................................................................         1,875,000         1,903,387
  Shawnee County USD No. 437 Auburn-Washburn GO, Refunding, FSA Insured, 5.00%,
   9/01/20 ...................................................................................         2,500,000         2,572,800
                                                                                                                      ------------
                                                                                                                        31,813,957
                                                                                                                      ------------


                                                              Annual Report | 31

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  KENTUCKY 1.5%
  Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A, zero cpn.,
     8/15/07 .....................................................................................     $  1,640,000     $  1,562,264
     8/15/08 .....................................................................................        4,505,000        4,120,093
     8/15/09 .....................................................................................        4,580,000        3,986,753
     8/15/10 .....................................................................................        4,620,000        3,839,081
     8/15/13 .....................................................................................        6,825,000        4,939,116
     8/15/14 .....................................................................................        6,860,000        4,729,627
     8/15/16 .....................................................................................        7,005,000        4,383,939
     8/15/17 .....................................................................................        7,115,000        4,216,989
a Kenton County Airport Board Airport Revenue, Special Facilities, Delta Airlines Inc. Project,
     Series A, 7.50%, 2/01/20 ....................................................................       10,000,000        6,911,400
     Series A, 7.125%, 2/01/21 ...................................................................        9,330,000        6,246,622
     Series B, 7.25%, 2/01/22 ....................................................................        3,350,000        2,262,758
  Kentucky Economic Development Finance Authority Health System Revenue,
    Norton Healthcare Inc., Refunding,
     Series B, MBIA Insured, zero cpn., 10/01/18 .................................................       10,000,000        5,597,800
     Series C, MBIA Insured, 6.05%, 10/01/19 .....................................................       11,080,000       12,417,245
     Series C, MBIA Insured, 6.10%, 10/01/21 .....................................................        8,925,000       10,042,410
     Series C, MBIA Insured, 6.10%, 10/01/23 .....................................................       16,945,000       19,078,037
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement,
     5.80%, 10/01/12 .............................................................................        1,000,000          994,140
     5.85%, 10/01/17 .............................................................................        5,615,000        5,509,494
  Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, zero cpn.,
    1/01/08 ......................................................................................        5,250,000        4,930,957
                                                                                                                        ------------
                                                                                                                         105,768,725
                                                                                                                        ------------
  LOUISIANA 1.8%
  Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
    10/01/12 .....................................................................................       14,285,000       14,310,999
  Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
    Hospital Project, Series A, Connie Lee Insured,
     6.375%, 12/01/12 ............................................................................        4,310,000        4,645,878
     6.50%, 12/01/18 .............................................................................        5,530,000        6,520,257
     6.65%, 12/01/21 .............................................................................        3,145,000        3,150,409
     6.85%, 12/01/22 .............................................................................       11,040,000       11,220,614
  East Baton Rouge Mortgage Finance Authority SFM Purchase Revenue, Series A, 6.80%,
    10/01/28 .....................................................................................        1,075,000        1,078,537
  Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series A,
    AMBAC Insured, 5.00%, 7/15/33 ................................................................       15,000,000       15,225,300
  Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
    11/01/27 .....................................................................................        5,655,000        5,793,434
  Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
    5.55%, 6/01/32 ...............................................................................        1,340,000        1,353,896
  Lafayette Public Improvement Sales Tax GO, Series B, MBIA Insured, 4.75%, 3/01/30 ..............        5,055,000        5,075,928
  Louisiana Local Government Environmental Facilities CDA Revenue,
     Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 .............................        4,290,000        4,357,825
     MBIA Insured, 5.00%, 12/01/26 ...............................................................        5,605,000        5,737,222


32 | Annual Report

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  LOUISIANA (CONTINUED)
  Louisiana Public Facilities Authority Revenue,
    Ochsner Clinic Foundation Project, Refunding, Series B, 5.75%, 5/15/23 .....................     $ 10,000,000     $ 10,494,300
    Tulane University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32 ......................        5,000,000        5,087,150
  Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ...........       19,250,000       19,592,265
  Louisiana State GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/19 ....................        9,000,000        9,484,110
  Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 .......        2,200,000        2,207,590
  West Feliciana Parish PCR, Gulf State Utilities Co. Project, 7.00%, 11/01/15 .................        3,050,000        3,085,350
                                                                                                                      ------------
                                                                                                                       128,421,064
                                                                                                                      ------------
  MAINE 0.2%
  Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
   6.20%, 9/01/19 ..............................................................................        8,000,000        8,436,160
  Maine Health and Higher Educational Facilities Authority Revenue, Series A, MBIA Insured,
   5.00%, 7/01/32 ..............................................................................        6,045,000        6,209,303
  Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1, 5.05%,
   11/15/16 ....................................................................................           45,000           45,276
                                                                                                                      ------------
                                                                                                                        14,690,739
                                                                                                                      ------------
  MARYLAND 0.5%
  Baltimore Convention Center Hotel Revenue, senior series A, XLCA Insured, 5.00%,
   9/01/32 .....................................................................................        3,500,000        3,608,045
  Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
   Refunding, CIFG Insured, 5.00%, 6/01/33 .....................................................       15,000,000       15,478,950
  Maryland State Health and Higher Educational Facilities Authority Revenue, Johns Hopkins
   University, Series A, 5.00%, 7/01/33 ........................................................       10,000,000       10,330,900
  Prince Georges County GO, Conservation Public Improvement, Series A, 5.00%, 10/01/23 .........        5,385,000        5,663,728
                                                                                                                      ------------
                                                                                                                        35,081,623
                                                                                                                      ------------
  MASSACHUSETTS 3.8%
  Massachusetts Bay Transportation Authority Revenue Special Assessment,
    Refunding, Series A, 5.25%, 7/01/30 ........................................................        6,785,000        7,061,896
    Series A, Pre-Refunded, 5.25%, 7/01/30 .....................................................       25,740,000       27,264,323
  Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Refunding, Series C, 5.00%, 3/01/24 ........................................................       14,000,000       14,293,720
    Series A, FGIC Insured, 5.00%, 3/01/23 .....................................................        1,035,000        1,056,714
    Series A, FGIC Insured, Pre-Refunded, 5.00%, 3/01/23 .......................................        2,965,000        3,024,745
  Massachusetts Bay Transportation Authority Sales Tax Revenue, senior series A, 5.00%,
   7/01/28 .....................................................................................       10,000,000       10,725,300
  Massachusetts Special Obligation Revenue, Consolidation Loan, Series A, FGIC Insured,
   Pre-Refunded, 5.00%, 6/01/22 ................................................................       15,070,000       15,975,556
  Massachusetts State Development Finance Agency Revenue, Massachusetts/Saltonstall
   Redevelopment Building Corp., Series A, MBIA Insured, 5.125%, 8/01/28 .......................        6,735,000        7,018,207
  Massachusetts State GO,
    MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 .................................................        4,100,000        4,342,925
    Series B, ETM, 6.50%, 8/01/08 ..............................................................        5,900,000        6,213,290
  Massachusetts State Health and Educational Facilities Authority Revenue,
    Berkshire Health System, Series E, 6.25%, 10/01/31 .........................................        2,250,000        2,377,103
    Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 .........................        4,500,000        4,852,665


                                                              Annual Report | 33

Franklin Federal Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  MASSACHUSETTS (CONTINUED)
  Massachusetts State Health and Educational Facilities Authority Revenue, (continued)
    Harvard University, Series FF, 5.00%, 7/15/22 ..............................................     $ 13,550,000     $ 14,142,948
    Melrose-Wakefield Hospital, Series B, ETM, 6.35%, 7/01/06 ..................................          565,000          567,514
  Massachusetts State Industrial Finance Agency Health Care Facilities Revenue, Jewish
   Geriatric Services Inc., Series B, Pre-Refunded,
    5.375%, 5/15/17 ............................................................................        1,965,000        2,033,834
    5.50%, 5/15/27 .............................................................................        5,000,000        5,181,450
  Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
    5.65%, 10/01/17 ............................................................................        2,295,000        2,372,410
    5.70%, 10/01/27 ............................................................................        7,375,000        7,597,577
  Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
   MBIA Insured, 5.75%, 7/01/39 ................................................................       10,150,000       10,381,217
  Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
   FSA Insured, 5.00%, 8/15/30 .................................................................       15,000,000       15,551,400
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 ..........................................       52,130,000       52,838,968
    Refunding, Sub Series A, AMBAC Insured, 5.25%, 1/01/29 .....................................        5,000,000        5,188,150
    sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ..............................       21,350,000       21,722,771
  Massachusetts State Water Pollution Abatement Trust Revenue,
    Massachusetts Water Revenue Abatement Program, Series A, 5.00%, 8/01/32 ....................        5,000,000        5,137,200
    Water Revenue Authority Program, Sub Series A, 5.75%, 8/01/29 ..............................        5,210,000        5,543,388
    Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ................        1,290,000        1,381,925
  Route 3 North Transportation Improvement Assn. Massachusetts Lease Revenue,
   MBIA Insured, Pre-Refunded, 5.375%, 6/15/29 .................................................       16,405,000       17,444,585
                                                                                                                      ------------
                                                                                                                       271,291,781
                                                                                                                      ------------
  MICHIGAN 3.6%
  Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 .....................................        6,300,000        6,453,657
  Belding Area Schools GO, FGIC Insured, Pre-Refunded, 6.10%, 5/01/26 ..........................        3,805,000        3,843,050
  Chippewa Valley School GO, Refunding, 5.125%, 5/01/27 ........................................        5,310,000        5,513,745
  Coldwater Community Schools GO, MBIA Insured, Pre-Refunded, zero cpn., 5/01/18 ...............        5,935,000        2,985,661
  Detroit City School District GO,
    School Building and Site Improvements, Series A, FGIC Insured, Pre-Refunded, 5.00%,
      5/01/23 ..................................................................................        2,000,000        2,128,500
    School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/33 ..............       16,870,000       17,279,772
    Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .......................................       14,925,000       15,910,349
  Detroit Sewage Disposal Revenue,
    second lien, Series A, MBIA Insured, 5.00%, 7/01/30 ........................................       10,000,000       10,310,800
    senior lien, Refunding, Series A, FGIC Insured, 5.125%, 7/01/31 ............................       10,000,000       10,316,900
    Series A, MBIA Insured, 5.00%, 7/01/27 .....................................................       15,000,000       15,305,850
  Detroit Water Supply System Revenue,
    second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ........................................        5,000,000        5,346,050
    senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ........................................       17,575,000       17,982,740
    senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ........................................        6,170,000        6,435,433
    senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ..........................        7,060,000        7,542,127
  Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .................        8,625,000        8,889,615
  Harrison Community Schools GO, AMBAC Insured, zero cpn., 5/01/20 .............................        6,000,000        2,591,880


34 | Annual Report

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded, 5.60%,
   5/01/30 ......................................................................................     $  4,145,000     $  4,434,943
  Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A, 6.25%,
   5/15/27 ......................................................................................        1,750,000        1,783,723
  Michigan State Building Authority Revenue, Facilities Program, Refunding, Series I, 5.00%,
   10/15/24 .....................................................................................       31,350,000       32,374,518
  Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
   MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 .................................................       18,000,000       19,535,040
  Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
   Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ..............       10,000,000       10,355,100
  Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded,
    5.00%, 11/01/25 .............................................................................       16,250,000       17,101,663
    5.25%, 11/01/30 .............................................................................       10,000,000       10,646,600
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
   MBIA Insured, 5.25%, 11/15/31 ................................................................       10,000,000       10,333,900
  Southgate Community School District GO, FGIC Insured,
    5.00%, 5/01/25 ..............................................................................        2,740,000        2,807,267
    Pre-Refunded, 5.00%, 5/01/25 ................................................................        2,760,000        2,863,196
  West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 ...............................        5,000,000        5,156,450
                                                                                                                       ------------
                                                                                                                        256,228,529
                                                                                                                       ------------
  MINNESOTA 2.4%
  Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 ..............................        9,100,000        9,260,706
  Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 .............        1,500,000        1,544,190
  International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ..............        3,250,000        3,305,412
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
    Refunding, Sub Series A, AMBAC Insured, 5.00%, 1/01/30 ......................................       10,000,000       10,268,100
    Refunding, Sub Series C, FGIC Insured, 5.00%, 1/01/28 .......................................        5,595,000        5,757,087
    Series A, FGIC Insured, 5.125%, 1/01/31 .....................................................       10,000,000       10,273,700
    Series A, FGIC Insured, 5.25%, 1/01/32 ......................................................       32,025,000       33,172,456
    Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/32 ........................................        5,000,000        5,391,400
    Series C, FGIC Insured, 5.25%, 1/01/26 ......................................................       19,000,000       19,851,770
  Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
    Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..........................................          510,000          534,455
    Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 .......................................       25,300,000       26,583,216
  Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/30 ......................        5,000,000        5,093,750
  Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured, 5.95%,
   10/20/33 .....................................................................................       11,075,000       11,559,199
  Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 ..........       20,000,000       20,852,200
  Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA Secured, 5.95%,
   10/20/33 .....................................................................................        8,105,000        8,445,653
  University of Minnesota Revenue, Series A, ETM, 5.75%, 7/01/13 ................................        1,250,000        1,389,900
                                                                                                                       ------------
                                                                                                                        173,283,194
                                                                                                                       ------------
  MISSISSIPPI 1.5%
  Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ................       36,500,000       36,683,230
  Jackson County Environmental Improvement Revenue, International Paper Co. Project, 6.70%,
   5/01/24 ......................................................................................        3,500,000        3,709,195


                                                              Annual Report | 35

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  MISSISSIPPI (CONTINUED)
  Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project, Refunding,
    5.875%, 4/01/22 .............................................................................     $ 40,000,000     $ 40,319,600
    5.90%, 5/01/22 ..............................................................................        8,250,000        8,329,200
  Mississippi State GO, Refunding, 5.75%, 12/01/12 ..............................................        2,000,000        2,203,040
  Mississippi State University Educational Building Corp. Revenue, Residence Hall and Campus
   Improvement, MBIA Insured, 5.00%, 8/01/35 ....................................................       13,265,000       13,660,032
                                                                                                                       ------------
                                                                                                                        104,904,297
                                                                                                                       ------------
  MISSOURI 1.2%
  Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/22 ......................        9,095,000        9,456,071
  Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
   Series A, MBIA Insured, 5.00%, 12/01/30 ......................................................       11,500,000       11,831,890
  Missouri State Board of Public Buildings Special Obligation Revenue, Series A, 4.75%,
   10/15/28 .....................................................................................        8,250,000        8,327,137
  Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
    Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 ...........................................          230,000          235,865
    Series A, AMBAC Insured, 5.25%, 6/01/21 .....................................................        8,740,000        9,226,206
    Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 .......................................        8,760,000        9,443,105
    Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/22 ........................................        4,270,000        4,423,805
  St. Louis Airport Revenue,
    Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/20 .........................        5,000,000        5,185,950
    Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/21 .........................        7,250,000        7,499,183
    Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/27 .........................       12,390,000       12,712,636
  Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., 5.40%,
   5/15/28 ......................................................................................        4,000,000        4,005,640
                                                                                                                       ------------
                                                                                                                         82,347,488
                                                                                                                       ------------
  MONTANA 0.7%
  Forsyth PCR,
    The Montana Power Co., Refunding, MBIA Insured, 5.90%, 12/01/23 .............................       20,385,000       20,385,000
    Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ......................       30,000,000       30,958,500
                                                                                                                       ------------
                                                                                                                         51,343,500
                                                                                                                       ------------
  NEBRASKA 0.5%
  Lincoln Electric System Revenue, 5.00%, 9/01/31 ...............................................        8,645,000        8,917,577
  Omaha Convention Hotel Corp. Revenue, Convention Center, first tier, Series A,
   AMBAC Insured, 5.125%, 4/01/26 ...............................................................       12,500,000       13,046,000
  Omaha Public Power District Separate Electricity Revenue, System, Nebraska City 2, Series A,
   AMBAC Insured, 5.00%, 2/01/30 ................................................................        5,000,000        5,192,600
  University of Nebraska University Revenues, Kearney Student Fees and Facilities, 5.00%,
   7/01/30 ......................................................................................        5,000,000        5,146,400
                                                                                                                       ------------
                                                                                                                         32,302,577
                                                                                                                       ------------
  NEVADA 2.1%
  Clark County Airport Revenue, sub. lien,
    Series A-2, FGIC Insured, 5.125%, 7/01/27 ...................................................       10,000,000       10,380,800
    Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 ........................................       20,000,000       21,414,200
  Clark County IDR, Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 ..............       12,500,000       12,712,500


36 | Annual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
NEVADA (CONTINUED)
Director of the State Department of Business and Industry Revenue,
 Las Vegas Monorail Project,
  AMBAC Insured, zero cpn.,
  1/01/25 ....................................................................................       $  3,080,000       $  1,216,600
  1/01/26 ....................................................................................          3,815,000          1,425,551
  1/01/27 ....................................................................................          3,000,000          1,059,840
  1/01/28 ....................................................................................         13,315,000          4,444,547
  1/01/29 ....................................................................................          8,410,000          2,656,887
  first tier, AMBAC Insured, 5.625%, 1/01/32 .................................................         21,995,000         23,580,180
  first tier, AMBAC Insured, 5.625%, 1/01/34 .................................................         15,000,000         16,038,600
Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A,
  5.25%, 7/01/18 .............................................................................         13,815,000         14,099,175
  Pre-Refunded, 5.25%, 7/01/18 ...............................................................          9,870,000         10,275,657
Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured,
 6.30%, 7/01/22 ..............................................................................          4,500,000          4,520,385
Nevada Housing Division Revenue, SF Program, senior issue, Refunding,
  Series A-1, 6.25%, 10/01/26 ................................................................            460,000            461,527
  Series C-2, FHA Insured, 6.75%, 10/01/26 ...................................................            320,000            320,573
Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%,
 12/01/17 ....................................................................................         10,275,000         10,302,023
Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
 1/15/23 .....................................................................................          5,000,000          5,311,250
Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%,
 12/01/14 ....................................................................................          5,000,000          5,179,600
Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured, 5.00%,
 7/01/24 .....................................................................................          5,000,000          5,125,250
                                                                                                                        ------------
                                                                                                                         150,525,145
                                                                                                                        ------------
NEW HAMPSHIRE 0.3%
Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
 6/20/33 .....................................................................................          5,718,000          5,895,029
New Hampshire Health and Education Facilities Authority Revenue, Exeter Project,
  6.00%, 10/01/24 ............................................................................          2,000,000          2,176,360
  5.75%, 10/01/31 ............................................................................          1,000,000          1,048,590
New Hampshire Higher Educational and Health Facilities Authority Revenue,
  The Hitchcock Clinic, MBIA Insured, Pre-Refunded, 6.00%, 7/01/27 ...........................          4,275,000          4,472,419
  New Hampshire Catholic Charities, 5.80%, 8/01/22 ...........................................          1,000,000          1,002,530
  Rivier College, Refunding, 5.60%, 1/01/28 ..................................................          4,590,000          4,706,953
New Hampshire State HFA, SFMR, Series E,
  6.75%, 7/01/19 .............................................................................            420,000            421,651
  6.80%, 7/01/25 .............................................................................            335,000            336,853
                                                                                                                        ------------
                                                                                                                          20,060,385
                                                                                                                        ------------
NEW JERSEY 2.4%
Health Care Facilities Financing Authority Revenue, Englewood Hospital, MBIA Insured,
 5.00%, 8/01/23 ..............................................................................          5,000,000          5,161,900


                                                              Annual Report | 37

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
  Series 1, 6.00%, 1/01/19 .....................................................................      $  2,100,000      $  2,103,213
  Series 1, 6.00%, 1/01/29 .....................................................................         5,000,000         4,981,100
  Series 2, 6.125%, 1/01/19 ....................................................................         2,000,000         2,011,160
  Series 2, 6.125%, 1/01/29 ....................................................................         5,000,000         5,014,900
New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
 Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .........................................         5,000,000         5,388,250
New Jersey EDA Revenue,
  Cigarette Tax, 5.75%, 6/15/29 ................................................................        20,000,000        21,222,200
  Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ......................        10,000,000        10,393,200
  Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ......................         5,000,000         5,165,450
  School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 .......................         7,500,000         7,582,950
  School Facilities Construction, Series O, 5.125%, 3/01/28 ....................................        20,000,000        20,768,200
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
 Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 .........................................        12,400,000        13,158,632
New Jersey State Turnpike Authority Turnpike Revenue,
  Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
    5.15% thereafter, 1/01/35 ..................................................................        10,000,000         6,592,500
  Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 .........................................         7,500,000         7,983,300
  Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 .........................................        13,000,000        13,793,650
  Series C, FSA Insured, 5.00%, 1/01/30 ........................................................        15,845,000        16,453,290
Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding, 5.75%, 6/01/32 ............        22,850,000        23,737,722
                                                                                                                        ------------
                                                                                                                         171,511,617
                                                                                                                        ------------
NEW MEXICO 0.0%b
New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A, Pre-Refunded,
 6.00%, 6/15/13 ................................................................................         1,000,000         1,085,040
                                                                                                                        ------------
NEW YORK 12.3%
Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 .................        25,000,000        27,010,500
Long Island Power Authority Electric System Revenue, General, Series A, MBIA Insured,
 Pre-Refunded, 5.25%, 12/01/26 .................................................................        10,000,000        10,399,600
MTA Commuter Facilities Revenue, Series A,
  FGIC Insured, Pre-Refunded, 6.00%, 7/01/16 ...................................................         8,950,000         9,382,733
  Pre-Refunded, 5.25%, 7/01/28 .................................................................         5,000,000         5,365,700
  Pre-Refunded, 6.125%, 7/01/29 ................................................................        15,040,000        16,140,928
MTA Dedicated Tax Fund Revenue, Series A,
  FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ...................................................        12,500,000        13,561,125
  FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ..................................................        14,250,000        15,147,037
  MBIA Insured, ETM, 6.25%, 4/01/11 ............................................................         1,280,000         1,423,475
MTA Revenue,
  Refunding, Series E, 5.25%, 11/15/31 .........................................................        10,000,000        10,460,600
  Refunding, Series U, 5.125%, 11/15/31 ........................................................        20,720,000        21,469,442
  Series A, MBIA Insured, 4.75%, 11/15/27 ......................................................        15,000,000        15,229,650
MTA Transit Facilities Revenue,
  Series A, FSA Insured, Pre-Refunded, 6.00%, 7/01/16 ..........................................         3,630,000         3,805,511
  Series A, Pre-Refunded, 6.00%, 7/01/24 .......................................................         5,000,000         5,339,800
  Series A, Pre-Refunded, 5.625%, 7/01/27 ......................................................        10,800,000        11,277,252
  Service Contract, Series 8, Pre-Refunded, 5.375%, 7/01/21 ....................................        15,000,000        16,379,850


38 | Annual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
NEW YORK (CONTINUED)
Nassau County GO,
  Improvement, Refunding, Series F, 6.625%, 3/01/08 ..............................................     $  7,325,000     $  7,679,970
  Water Utility Improvements, Series F, 6.625%, 3/01/07 ..........................................        7,070,000        7,233,671
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
 Pre-Refunded, 5.75%, 8/01/29 ....................................................................       10,000,000       10,791,900
New York City GO,
  Refunding, Series B, 6.20%, 8/15/06 ............................................................        1,200,000        1,209,276
  Refunding, Series B, 6.125%, 8/01/09 ...........................................................            5,000            5,032
  Refunding, Series H, 6.25%, 8/01/15 ............................................................          725,000          753,166
  Refunding, Series H, 6.125%, 8/01/25 ...........................................................        4,155,000        4,311,727
  Series B, Pre-Refunded, 6.00%, 8/15/26 .........................................................        2,000,000        2,043,480
  Series D, 8.00%, 8/01/16 .......................................................................            5,000            5,052
  Series D, 5.50%, 6/01/24 .......................................................................       23,940,000       25,553,556
  Series E, 6.50%, 12/01/12 ......................................................................           20,000           20,043
  Series E, Pre-Refunded, 6.00%, 8/01/26 .........................................................        3,000,000        3,062,400
  Series F, 5.25%, 1/15/23 .......................................................................       20,000,000       20,964,000
  Series F, Pre-Refunded, 6.00%, 8/01/13 .........................................................       14,000,000       14,289,520
  Series G, Pre-Refunded, 6.00%, 10/15/26 ........................................................       15,335,000       15,995,785
  Series H, Pre-Refunded, 6.25%, 8/01/15 .........................................................       12,310,000       12,812,740
  Series H, Pre-Refunded, 6.125%, 8/01/25 ........................................................       61,630,000       64,054,524
  Series I, 6.25%, 4/15/13 .......................................................................        1,480,000        1,527,626
  Series I, Pre-Refunded, 6.25%, 4/15/13 .........................................................       35,130,000       36,313,881
  Series I, Pre-Refunded, 6.25%, 4/15/27 .........................................................        7,000,000        7,239,190
  Series J, Pre-Refunded, 6.00%, 8/01/21 .........................................................       28,260,000       29,329,076
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
  Pre-Refunded, 5.50%, 6/15/33 ...................................................................       55,000,000       59,327,950
  Refunding, Series D, 5.25%, 6/15/25 ............................................................       10,000,000       10,592,500
  Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 ...........................................       10,000,000       10,629,200
  Series A, Pre-Refunded, 5.75%, 6/15/30 .........................................................        8,000,000        8,561,760
  Series B, AMBAC Insured, Pre-Refunded, 5.25%, 6/15/29 ..........................................        8,000,000        8,219,760
  Series B, FGIC Insured, Pre-Refunded, 5.25%, 6/15/29 ...........................................        4,855,000        4,988,367
  Series B, FSA Insured, Pre-Refunded, 5.25%, 6/15/29 ............................................        4,030,000        4,140,704
  Series B, MBIA Insured, 5.75%, 6/15/26 .........................................................        1,865,000        1,888,611
  Series B, MBIA Insured, Pre-Refunded, 5.75%, 6/15/26 ...........................................        1,135,000        1,149,165
  Series B, Pre-Refunded, 5.75%, 6/15/29 .........................................................       15,000,000       15,484,950
  Series G, FSA Insured, 5.125%, 6/15/32 .........................................................       24,215,000       25,055,260
New York City Transitional Finance Authority Revenue, Future Tax Secured,
  Series B, 5.00%, 5/01/30 .......................................................................        7,500,000        7,730,400
  Series B, Pre-Refunded, 6.00%, 11/15/29 ........................................................       10,000,000       10,960,200
  Series C, Pre-Refunded, 5.50%, 11/01/20 ........................................................        5,000,000        5,384,200
  Series C, Pre-Refunded, 5.50%, 11/01/24 ........................................................        4,200,000        4,522,728
  Series D, 5.00%, 2/01/27 .......................................................................       10,000,000       10,322,600
  Series E, 5.00%, 2/01/28 .......................................................................        8,885,000        9,155,993
New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
 Pre-Refunded, 5.40%, 1/01/19 ....................................................................       15,000,000       16,022,550
New York City Trust Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
 AMBAC Insured, 5.125%, 7/01/31 ..................................................................        8,000,000        8,331,440


                                                              Annual Report | 39

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
 AMBAC Insured, 5.00%, 11/15/30 ................................................................      $ 10,000,000      $ 10,391,800
New York State Dormitory Authority Lease Revenue, Court Facilities, Pre-Refunded, 6.00%,
 5/15/39 .......................................................................................        16,000,000        17,504,800
New York State Dormitory Authority Revenue, State University Educational Facilities, 5.125%,
 5/15/21 .......................................................................................         7,165,000         7,377,012
New York State Dormitory Authority Revenues,
  City University System, Consolidated Third, Refunding, Series 1, 5.25%, 7/01/25 ..............        10,000,000        10,357,800
  City University System, Third General Residence, Series 2, Pre-Refunded, 6.00%,
    7/01/20 ....................................................................................        16,860,000        17,260,931
  City University System, Third General Residence, Series 2, Pre-Refunded, 6.00%,
    7/01/26 ....................................................................................         5,500,000         5,630,350
  Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 ...............................        14,290,000        14,829,590
  Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 ...............................         4,830,000         5,003,156
  Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 .........................         5,000,000         5,150,650
  Second Hospital, Interfaith Medical Center, Series D, 5.40%, 2/15/28 .........................         8,000,000         8,237,920
  Supported Debt, Mental Health Services, Refunding, Series A, 6.00%, 8/15/17 ..................           245,000           253,920
  Supported Debt, Mental Health Services, Refunding, Series A, 5.75%, 2/15/27 ..................            80,000            82,729
  Supported Debt, Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 ...............         3,465,000         3,595,838
  Supported Debt, Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 ...............            90,000            93,227
  Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%, 7/01/28 ..............         6,570,000         6,707,247
  Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded, 5.00%,
    7/01/28 ....................................................................................         3,430,000         3,597,487
New York State HFA Service Contract Obligation Revenue, Refunding, Series C, 5.50%,
 9/15/22 .......................................................................................        17,505,000        18,217,979
New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
  6.10%, 11/01/15 ..............................................................................         4,370,000         4,463,737
  6.125%, 11/01/20 .............................................................................         3,660,000         3,743,155
New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
 FSA Insured, Pre-Refunded, 6.00%, 4/01/14 .....................................................         1,420,000         1,550,157
New York State Urban Development Corp. Revenue, Youth Facilities, Pre-Refunded, 6.00%,
 4/01/17 .......................................................................................        11,720,000        12,190,909
Onondaga County GO,
  5.875%, 2/15/12 ..............................................................................           300,000           331,536
  ETM, 5.875%, 2/15/12 .........................................................................           700,000           775,495
Triborough Bridge and Tunnel Authority Revenues, General Purpose,
  Refunding, Series A, 5.00%, 1/01/27 ..........................................................         5,000,000         5,138,500
  Series A, 5.00%, 1/01/32 .....................................................................         3,085,000         3,156,510
  Series A, Pre-Refunded, 5.00%, 1/01/32 .......................................................        16,915,000        17,956,964
  Series B, Pre-Refunded, 5.50%, 1/01/30 .......................................................        15,000,000        16,867,800
  Series X, ETM, 6.625%, 1/01/12 ...............................................................         1,800,000         2,030,508
  Series Y, ETM, 5.90%, 1/01/07 ................................................................           500,000           507,420
  Series Y, ETM, 6.00%, 1/01/12 ................................................................         1,000,000         1,084,240
                                                                                                                        ------------
                                                                                                                         874,146,523
                                                                                                                        ------------
NORTH CAROLINA 3.2%
Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..............................         6,000,000         6,173,760
Charlotte COP, Transit Projects, Phase II, Series E, 5.00%, 6/01/30 ............................        15,940,000        16,372,452


40 | Annual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
North Carolina Eastern Municipal Power Agency Power System Revenue,
  Refunding, Series A, 5.75%, 1/01/26 ..........................................................      $ 65,350,000      $ 69,040,968
  Refunding, Series B, 6.00%, 1/01/22 ..........................................................         1,250,000         1,399,038
  Refunding, Series B, 6.25%, 1/01/23 ..........................................................        39,030,000        45,125,315
  Refunding, Series B, 5.75%, 1/01/24 ..........................................................        35,140,000        37,142,980
  Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ............................................         1,280,000         1,282,035
  Refunding, Series D, 5.125%, 1/01/23 .........................................................        12,000,000        12,246,720
  Refunding, Series D, 5.125%, 1/01/26 .........................................................         3,000,000         3,046,290
  Series D, 6.70%, 1/01/19 .....................................................................         2,000,000         2,180,100
  Series D, 6.75%, 1/01/26 .....................................................................         5,000,000         5,462,200
North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center,
 FSA Insured, 4.75%, 9/01/24 ...................................................................         6,970,000         6,974,321
University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 ..............         5,000,000         5,084,650
Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 ....................        11,000,000        11,768,350
                                                                                                                        ------------
                                                                                                                         223,299,179
                                                                                                                        ------------
OHIO 3.1%
Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement Children's
 Hospital Center, FSA Insured, 5.00%, 11/15/31 .................................................         9,250,000         9,498,640
Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
  12/01/26 .....................................................................................         6,085,000         6,306,007
  12/01/27 .....................................................................................         3,185,000         3,296,539
Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ........................        20,000,000        20,432,000
Cleveland State University General Receipt Revenue, FGIC Insured, 5.00%, 6/01/29 ...............         5,000,000         5,174,400
Columbus City School District GO, School Facilities Construction and Improvement,
 FGIC Insured, 5.00%, 12/01/28 .................................................................        16,000,000        16,509,120
Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 ...............        17,100,000        18,818,892
Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
 Refunding,
  Series A, 5.625%, 2/01/18 ....................................................................         6,000,000         6,320,220
  Series E, 6.05%, 10/01/09 ....................................................................         4,000,000         4,285,240
  Series F, 6.05%, 10/01/09 ....................................................................         2,750,000         2,946,103
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue,
  MBIA Insured, Pre-Refunded, 5.00%, 12/01/27 ..................................................         6,145,000         6,333,713
  Refunding, MBIA Insured, 5.00%, 12/01/27 .....................................................         1,355,000         1,387,574
Hamilton County Sales Tax Revenue, Series B, AMBAC Insured, 5.25%, 12/01/32 ....................        10,000,000        10,437,000
Kettering City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/30 ...........         7,450,000         7,696,371
Montgomery County Health System Revenue, Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..............        10,490,000        10,762,372
Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
 Pre-Refunded,
  5.50%, 12/01/10 ..............................................................................         1,300,000         1,375,920
  5.60%, 12/01/11 ..............................................................................         1,000,000         1,061,710
  5.65%, 12/01/12 ..............................................................................           925,000           983,617
Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
  5.375%, 12/01/20 .............................................................................         4,275,000         4,610,032
  5.45%, 12/01/25 ..............................................................................         3,000,000         3,244,500
Ohio State Water Development Authority Pollution Control Facilities Revenue, Water Control
 Loan Fund, Water Quality Series, MBIA Insured, Pre-Refunded, 5.125%, 6/01/19 ..................        18,000,000        18,586,980


                                                              Annual Report | 41

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
OHIO (CONTINUED)
Pickerington Local School District GO, School Facilities Construction and Improvement,
 FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ...................................................      $ 15,000,000      $ 15,912,150
Springboro Community City School District GO, School Improvement, MBIA Insured, 5.00%,
 12/01/27 ......................................................................................        10,350,000        10,732,329
University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
 1/01/29 .......................................................................................        11,305,000        12,189,955
University of Cincinnati COP,
   Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ..............................         4,000,000         4,108,920
   University Center Project, MBIA Insured, Pre-Refunded, 5.125%, 6/01/24 ......................        10,500,000        10,667,475
University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, 5.25%,
 6/01/24 .......................................................................................         5,000,000         5,256,950
                                                                                                                        ------------
                                                                                                                         218,934,729
                                                                                                                        ------------
OKLAHOMA 0.2%
Stillwater Medical Center Authority Revenue,
   Series A, Pre-Refunded, 6.10%, 5/15/09 ......................................................         1,925,000         1,976,128
   Series B, Pre-Refunded, 6.35%, 5/15/12 ......................................................         1,130,000         1,176,138
   Series B, Pre-Refunded, 6.50%, 5/15/19 ......................................................         3,390,000         3,550,584
Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
 6.00%, 8/15/14 ................................................................................         4,000,000         4,100,000
                                                                                                                        ------------
                                                                                                                          10,802,850
                                                                                                                        ------------
OREGON 0.9%
Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/26 .....................        10,500,000        10,908,870
Jackson County School District No. 6 Central Point GO, FGIC Insured, Pre-Refunded, 5.25%,
 6/15/20 .......................................................................................         4,000,000         4,234,560
Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured, 6.00%,
 10/15/13 ......................................................................................         1,250,000         1,406,237
Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
Pre-Refunded, 6.00%, 5/01/26 ...................................................................        10,000,000        10,933,200
Oregon State EDR, Georgia Pacific Corp. Project,
   Refunding, Series 183, 5.70%, 12/01/25 ......................................................         3,500,000         3,435,110
 c Series CLVII, 6.35%, 8/01/25 ................................................................         5,500,000         5,520,900
Oregon State GO, State Board of Higher Education, Series A, 5.00%,
   8/01/26 .....................................................................................        18,630,000        19,307,493
   8/01/27 .....................................................................................         6,955,000         7,257,960
                                                                                                                        ------------
                                                                                                                          63,004,330
                                                                                                                        ------------
PENNSYLVANIA 4.6%
Allegheny County Hospital Development Authority Revenue, Health System, Series A,
 MBIA Insured, 6.50%, 11/15/30 .................................................................        10,000,000        11,234,100
Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 5.50%,
 12/01/29 ......................................................................................        10,000,000        10,330,000
Allegheny County Port Authority Special Revenue, Transportation, FGIC Insured, 5.00%,
 3/01/29 .......................................................................................        10,000,000        10,263,500
Berks County GO, AMBAC Insured, 5.00%, 11/15/25 ................................................         5,000,000         5,077,100
Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 .....................         5,000,000         5,342,800
Delaware County Authority University Revenue, Villanova University, Series A, MBIA Insured,
 5.00%, 12/01/18 ...............................................................................         7,090,000         7,283,486


42 | Annual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
  1/01/22 ....................................................................................       $  8,500,000       $  9,052,075
  1/01/26 ....................................................................................         10,000,000         10,639,000
Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
 AMBAC Insured, 5.60%, 7/01/17 ...............................................................          5,000,000          5,491,950
Erie Water Authority Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.20%,
 12/01/30 ....................................................................................         18,700,000         20,023,586
Montgomery County IDA Retirement Community Revenue, Adult Community Total Services
 Retirement-Life Communities Inc., 5.25%, 11/15/28 ...........................................          2,500,000          2,505,950
Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
 5.25%, 10/01/30 .............................................................................         12,150,000         12,686,544
Pennsylvania State GO, First Series, FGIC Insured, Pre-Refunded, 5.00%, 2/01/20 ..............          5,000,000          5,298,800
Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
 7/15/31 .....................................................................................          5,850,000          6,231,888
Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA Insured,
 5.25%, 10/01/30 .............................................................................         15,630,000         16,187,835
Philadelphia Gas Works Revenue,
  Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ..............................................          5,000,000          5,161,200
  Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 .....................................          5,000,000          5,081,550
Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 ................................................          5,000,000          5,062,500
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
  Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.30%, 1/01/18 .........          3,155,000          3,275,553
  Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.35%, 1/01/23 .........          5,690,000          5,857,002
  Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.375%,
    1/01/28 ..................................................................................          3,700,000          3,792,870
  Temple University Hospital, 5.875%, 11/15/23 ...............................................          5,000,000          5,074,300
Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%, 9/01/29 .........         15,000,000         15,661,650
Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
  4/15/29 ....................................................................................         10,965,000         11,291,647
  4/15/30 ....................................................................................         12,000,000         12,348,600
Philadelphia School District GO, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 .........         14,050,000         15,272,771
Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 ...........         25,000,000         25,598,250
Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
 5.125%, 2/01/35 .............................................................................         15,000,000         15,386,700
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
 Tax, AMBAC Insured, 5.25%, 2/01/31 ..........................................................          5,000,000          5,216,550
Southmoreland School District GO, MBIA Insured, 5.00%,
  4/01/25 ....................................................................................          6,800,000          7,072,408
  4/01/27 ....................................................................................          5,125,000          5,311,191
State Public School Building Authority School Revenue,
  Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 .........................          9,500,000          9,796,115
  Philadelphia School District Project, FSA Insured, 5.00%, 6/01/33 ..........................         32,000,000         32,784,000
Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
 AMBAC Insured, 6.15%, 12/01/29 ..............................................................          2,400,000          2,532,552
                                                                                                                        ------------
                                                                                                                         329,226,023
                                                                                                                        ------------


                                                              Annual Report | 43

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
RHODE ISLAND 0.9%
Narragansett Bay Commission Wastewater System Revenue, Series A, MBIA Insured, 5.00%,
 8/01/30 .........................................................................................     $  7,990,000     $  8,264,456
Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing, Series A,
 Pre-Refunded,
  5.875%, 9/15/23 ................................................................................        2,000,000        2,095,280
  6.00%, 9/15/33 .................................................................................        3,000,000        3,151,350
Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
  Refunding, Series 15-A, 6.85%, 10/01/24 ........................................................          620,000          622,046
  Refunding, Series 25-A, 4.95%, 10/01/16 ........................................................          140,000          139,999
  Series 10-A, 6.50%, 10/01/22 ...................................................................          475,000          476,625
  Series 10-A, 6.50%, 4/01/27 ....................................................................          265,000          265,877
Rhode Island State Economic Development Corp. Airport Revenue, Series B, MBIA Insured,
 5.00%, 7/01/30 ..................................................................................       14,965,000       15,475,306
Rhode Island State Health and Educational Building Corp. Revenue,
  Health Facilities, St. Antoine, Series B, 6.125%, 11/15/29 .....................................        8,250,000        8,635,440
  Higher Education Facility, University of Rhode Island, Refunding, Series A,
    AMBAC Insured, 5.00%, 9/15/30 ................................................................       10,000,000       10,378,200
  Hospital Financing, Lifespan Obligation Group, 6.375%, 8/15/21 .................................          925,000        1,019,998
  Hospital Financing, Lifespan Obligation Group, Pre-Refunded, 6.375%, 8/15/21 ...................        6,075,000        6,898,041
  Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
    5/15/26 ......................................................................................        5,000,000        5,147,050
  Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
    5/15/32 ......................................................................................        3,000,000        3,064,050
                                                                                                                        ------------
                                                                                                                          65,633,718
                                                                                                                        ------------
SOUTH CAROLINA 1.3%
Beaufort-Jasper Water and Sewer Authority Waterworks and Sewer System Revenue,
 Refunding, FSA Insured, 5.00%, 3/01/26 ..........................................................        7,750,000        7,998,310
Charleston Educational Excellence Finance Corp. Revenue, Charleston County School District,
 5.25%, 12/01/30 .................................................................................        8,000,000        8,329,600
Dorchester County Waterworks and Sewer System Revenue, Refunding, MBIA Insured, 5.00%,
 10/01/28 ........................................................................................        8,000,000        8,269,760
Greenville County School District Installment Purchase Revenue, Building Equity Sooner for
 Tomorrow, Refunding, 5.00%, 12/01/28 ............................................................        7,500,000        7,673,025
Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
 Project, 5.00%, 12/01/26 ........................................................................       10,000,000        9,898,200
Medical University of South Carolina Hospital Authority Hospital Facilities Revenue, Mortgage,
 Refunding, Series A, MBIA Insured, 5.00%, 8/15/31 ...............................................       13,860,000       14,179,750
Newberry Investing in Children's Education Installment Revenue, Newberry County School
 District Project, 5.00%, 12/01/30 ...............................................................        4,000,000        3,966,280
South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%, 1/01/33 ...........       31,835,000       33,062,876
                                                                                                                        ------------
                                                                                                                          93,377,801
                                                                                                                        ------------
SOUTH DAKOTA 0.2%
South Dakota Health and Educational Facilities Authority Revenue, Avera Health Issue,
 AMBAC Insured, 5.25%, 7/01/22 ...................................................................       15,425,000       16,345,718
                                                                                                                        ------------


44 | Annual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
TENNESSEE 0.4%
Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
 Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%, 7/01/21 .......................     $  7,000,000     $  7,537,670
Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
 Refunding and Improvement, Series A, FSA Insured, 5.00%, 1/01/22 ................................        5,000,000        5,159,650
Knoxville Wastewater System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
 4/01/30 .........................................................................................        7,850,000        8,135,191
Memphis GO, Pre-Refunded, 5.00%, 4/01/17 .........................................................        3,000,000        3,099,180
Metropolitan Government of Nashville and Davidson County District Energy Revenue, Series A,
 AMBAC Insured, 5.00%, 10/01/25 ..................................................................        5,460,000        5,656,505
Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%,
 7/01/15 .........................................................................................          550,000          554,125
                                                                                                                        ------------
                                                                                                                          30,142,321
                                                                                                                        ------------
TEXAS 5.3%
Austin Electric Utility System Revenue, Refunding, MBIA Insured, 5.00%, 11/15/28 .................       10,000,000       10,286,300
Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
 FSA Insured, ETM,
  6.00%, 11/15/15 ................................................................................        7,500,000        7,679,775
  6.10%, 11/15/23 ................................................................................        8,300,000        8,515,966
Bexar County HFC, MFHR,
  American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 ...........................        6,000,000        6,200,040
  Honey Creek Apartments Project, Series A, MBIA Insured, 6.125%, 4/01/20 ........................        1,000,000        1,053,760
  Honey Creek Apartments Project, Series A, MBIA Insured, 6.20%, 4/01/30 .........................        2,845,000        3,002,300
Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured,
  5.875%, 5/01/22 ................................................................................        2,860,000        2,892,461
  6.35%, 5/01/25 .................................................................................        1,890,000        1,911,905
Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ..................................................        2,005,000        2,098,914
Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ..........................................        1,000,000        1,054,070
Castleberry ISD Revenue, Refunding, 6.00%, 8/15/25 ...............................................          175,000          176,101
Dallas ISD, GO, Refunding, 5.25%, 2/15/20 ........................................................        2,000,000        2,108,800
Dallas-Fort Worth International Airport Revenue, Refunding and Improvement, Series A,
 FGIC Insured, 5.625%, 11/01/26 ..................................................................       85,000,000       89,271,250
Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 .......................        4,135,000        4,553,421
Duncanville ISD, GO, Refunding, Series B, 5.25%, 2/15/32 .........................................        9,900,000       10,335,204
Edcouch Elsa ISD, GO, Pre-Refunded, 5.50%, 2/15/30 ...............................................        2,000,000        2,125,900
Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, USX Corp. Projects,
 Refunding, 5.50%, 9/01/17 .......................................................................        3,250,000        3,353,675
Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
 4/01/32 .........................................................................................        3,000,000        3,100,170
Hays Consolidated ISD, GO, Capital Appreciation, Pre-Refunded, zero cpn.,
  8/15/19 ........................................................................................        5,285,000        2,670,933
  8/15/21 ........................................................................................        8,420,000        3,755,152
  8/15/22 ........................................................................................        8,470,000        3,551,979
Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%,
 8/15/21 .........................................................................................        2,500,000        2,668,200
Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 .................        2,000,000        2,104,440
Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
 FGIC Insured, 5.125%, 3/01/28 ...................................................................       15,000,000       15,467,250


                                                              Annual Report | 45

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
TEXAS (CONTINUED)
Houston GO, Public Improvement, Refunding, MBIA Insured, 5.00%, 3/01/25 ..........................     $  5,000,000     $  5,152,450
Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
 Pre-Refunded,
  5.00%, 12/01/25 ................................................................................        9,710,000       10,077,135
  5.25%, 12/01/30 ................................................................................       14,000,000       14,875,420
Joshua ISD, GO, Refunding, Series B, 6.125%, 2/15/26 .............................................           20,000           20,030
Keller ISD, GO,
  Pre-Refunded, 5.375%, 8/15/25 ..................................................................        1,330,000        1,417,421
  Refunding, 5.375%, 8/15/25 .....................................................................          170,000          179,245
Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 ..................................................        1,000,000        1,090,270
Laredo ISD, GO, Pre-Refunded, 5.25%, 8/01/24 .....................................................        4,000,000        4,188,920
Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ......................        2,130,000        2,265,191
Lower Colorado River Authority Revenue,
  Refunding, FSA Insured, 5.00%, 5/15/31 .........................................................       10,000,000       10,197,900
  Refunding and Improvement, Series A, MBIA Insured, 5.00%, 5/15/26 ..............................        2,000,000        2,046,360
Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%,
 12/01/17 ........................................................................................          200,000          204,562
North Central Texas Health Facility Development Corp. Revenue,
  Children's Medical Center Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 .....................       19,335,000       20,311,417
  Texas Health Resources System, Refunding, Series B, MBIA Insured, 5.125%, 2/15/22 ..............        5,985,000        6,142,705
Northside ISD, GO, Refunding, 5.00%, 2/15/26 .....................................................        2,500,000        2,571,500
Onalaska ISD, GO, 5.375%, 2/15/32 ................................................................        2,840,000        2,990,208
Pasadena GO, Certificates of Obligation, FGIC Insured, 5.25%, 4/01/32 ............................        3,000,000        3,120,810
Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 .....................        4,000,000        4,159,480
Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
 12/01/22 ........................................................................................       15,000,000       15,844,500
Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
 Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ............................       12,000,000       12,260,280
Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ..............        2,500,000        2,661,975
Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured,
 6.10%, 4/01/18 ..................................................................................        9,000,000        9,202,950
San Antonio Water Revenue, Systems, Refunding, FSA Insured, 5.00%,
  5/15/25 ........................................................................................        5,000,000        5,144,050
  5/15/28 ........................................................................................        5,000,000        5,122,750
Southmost Regional Water Authority Water Supply Contract Revenue, MBIA Insured, 5.00%,
 9/01/25 .........................................................................................        5,000,000        5,149,900
Tarrant County Health Facilities Development Corp. Health System Revenue, Harris Methodist
 Health System, FGIC Insured, ETM, 6.00%, 9/01/24 ................................................        4,000,000        4,609,240
Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
 Series C, 5.75%,
  8/15/18 ........................................................................................        1,570,000        1,517,546
  8/15/28 ........................................................................................        3,900,000        3,626,961
Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
 10/01/20 ........................................................................................          500,000          641,295
Texas State Turnpike Authority Central Texas Turnpike System Revenue, Capital Appreciation,
 AMBAC Insured, zero cpn., 8/15/31 ...............................................................       43,500,000       10,557,885


46 | Annual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
TEXAS (CONTINUED)
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
  Series A, MBIA Insured, 5.50%, 11/01/17 ........................................................     $  1,735,000     $  1,789,947
  Series D, FSA Insured, 5.375%, 11/01/27 ........................................................       11,880,000       12,444,656
University of Texas University Revenues, Financing System, Series A, Pre-Refunded, 5.70%,
 8/15/20 .........................................................................................        1,000,000        1,061,560
Wylie ISD, GO,
  Pre-Refunded, 7.00%, 8/15/24 ...................................................................          660,000          757,462
  Refunding, 7.00%, 8/15/24 ......................................................................          340,000          388,464
                                                                                                                        ------------
                                                                                                                         373,730,411
                                                                                                                        ------------
UTAH 0.6%
Intermountain Power Agency Power Supply Revenue,
  ETM, 6.15%, 7/01/14 ............................................................................       16,225,000       16,756,369
  Series A, 6.15%, 7/01/14 .......................................................................        8,775,000        8,984,284
Salt Lake County College Revenue, Westminster College Project,
  5.70%, 10/01/17 ................................................................................        1,000,000        1,030,430
  5.75%, 10/01/27 ................................................................................        1,000,000        1,030,690
  5.625%, 10/01/28 ...............................................................................        3,305,000        3,432,044
South Jordan Sales Tax Revenue, AMBAC Insured, 5.20%, 8/15/26 ....................................        4,770,000        4,952,405
South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%,
 8/15/30 .........................................................................................        5,730,000        5,923,101
Utah State HFAR, SFM, Series B, 6.55%, 7/01/26 ...................................................          120,000          120,027
                                                                                                                        ------------
                                                                                                                          42,229,350
                                                                                                                        ------------
VERMONT 0.5%
Burlington Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 ...............................        5,780,000        5,944,210
University of Vermont and State Agricultural College Revenue, MBIA Insured, 5.00%,
 10/01/30 ........................................................................................       12,210,000       12,673,736
Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
 Series A, AMBAC Insured, 6.125%, 12/01/27 .......................................................       13,000,000       14,218,880
                                                                                                                        ------------
                                                                                                                          32,836,826
                                                                                                                        ------------
VIRGINIA 0.4%
Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding,
 MBIA Insured, 5.00%, 6/15/30 ....................................................................       12,260,000       12,667,400
Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured, 5.125%,
 7/01/18 .........................................................................................        2,000,000        2,064,440
Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1,
 MBIA Insured, 5.35%, 7/01/31 ....................................................................       10,000,000       10,447,800
                                                                                                                        ------------
                                                                                                                          25,179,640
                                                                                                                        ------------
WASHINGTON 3.9%
Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project,
 Refunding, MBIA Insured, 5.20%, 11/01/27 ........................................................          200,000          201,718
Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue, Series A,
 AMBAC Insured, 5.00%, 11/01/30 ..................................................................       20,000,000       20,583,800
Chelan County PUD No. 1 Chelan Hydroelectric Consolidated System Revenue, Division V,
 Mandatory Put 7/01/27, Series A, 5.65%, 7/01/32 .................................................        5,000,000        5,179,200


                                                              Annual Report | 47

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
WASHINGTON (CONTINUED)
Chelan County PUD No. 1 Consolidated Revenue, Chelan Hydroelectric, Division I, Mandatory
 Put 7/01/28, Series A, FSA Insured, 5.25%, 7/01/33 ..............................................     $    200,000     $    203,798
Clark County PUD No. 1 Generating System Revenue,
  FGIC Insured, ETM, 6.00%, 1/01/08 ..............................................................          200,000          207,498
  Refunding, FSA Insured, 5.50%, 1/01/25 .........................................................       15,015,000       15,858,693
Clark County Sewer Revenue, MBIA Insured, Pre-Refunded, 5.70%, 12/01/16 ..........................          200,000          202,432
Energy Northwest Electric Revenue,
  Columbia Generating, Refunding, Series B, FSA Insured, 5.35%, 7/01/18 ..........................       11,500,000       12,191,495
  Columbia Station, Refunding, Series A, 5.00%, 7/01/24 ..........................................       15,255,000       15,845,368
Goat Hill Properties Lease Revenue, Government Office Building Project, MBIA Insured,
 5.00%, 12/01/33 .................................................................................       18,500,000       19,005,790
Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding,
  Second Series A, MBIA Insured, 5.20%, 1/01/23 ..................................................          250,000          257,275
  Series D, FSA Insured, 5.20%, 1/01/23 ..........................................................        6,000,000        6,265,380
King County GO, Sewer, Refunding, Series C, 6.25%, 1/01/32 .......................................        8,715,000        9,027,258
King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ....................          175,000          173,228
King County School District No. 400 Mercer Island GO, Pre-Refunded, 5.90%, 12/01/15 ..............          100,000          101,329
King County School District No. 408 Auburn GO, FSA Insured, 5.00%, 12/01/24 ......................        5,000,000        5,158,100
King County School District No. 415 Kent GO, FSA Insured, Pre-Refunded, 5.875%,
 6/01/16 .........................................................................................          200,000          200,354
Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded, 6.00%,
 12/01/14 ........................................................................................        2,000,000        2,192,020
Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%, 12/01/22 ...................        5,000,000        5,278,250
Port Seattle Revenue, Refunding, Series A,
  FGIC Insured, 5.00%, 4/01/31 ...................................................................       21,680,000       22,163,247
  MBIA Insured, 5.00%, 7/01/33 ...................................................................       10,000,000       10,210,500
Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 .......................................       10,000,000       10,584,300
Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 ......................................          300,000          307,377
Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ...............................          200,000          200,798
Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ...................................................        7,000,000        7,904,190
Spokane County GO, Pre-Refunded, 6.00%, 12/01/14 .................................................          130,000          131,801
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ..............................................          300,000          307,833
Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
  5.125%, 6/01/22 ................................................................................        2,925,000        3,051,184
  5.25%, 6/01/33 .................................................................................        9,770,000       10,134,519
Washington State GO,
  AMBAC Insured, 5.00%, 1/01/31 ..................................................................       24,945,000       25,753,967
  Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 .................................       10,000,000       10,315,000
  Series A, FGIC Insured, 5.00%, 7/01/27 .........................................................       10,000,000       10,315,000
  Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 .........................................       10,120,000       10,634,906
Washington State Health Care Facilities Authority Revenue,
  Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 .........................................          250,000          254,415
  Providence Services, MBIA Insured, 5.50%, 12/01/26 .............................................        6,000,000        6,245,520
Washington State Higher Education Facilities Authority Revenue, Pacific Lutheran University
 Project, Refunding, Connie Lee Insured, 5.70%, 11/01/26 .........................................          200,000          205,540
Washington State Public Power Supply System Revenue,
  Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 .....................................        7,700,000        8,658,111
  Nuclear Project No. 3, Capital Appreciation, Refunding, Series B, zero cpn., 7/01/14 ...........       12,450,000        8,686,240
  Nuclear Project No. 3, Capital Appreciation, Series B, ETM, zero cpn., 7/01/14 .................        2,550,000        1,791,936


48 | Annual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
BONDS (CONTINUED)
WASHINGTON (CONTINUED)
Washington State Public Power Supply System Revenue, (continued)
  Nuclear Project No. 3, Refunding, Series B, zero cpn.,
  7/01/12 ........................................................................................     $  6,400,000     $  4,927,232
  7/01/13 ........................................................................................       11,000,000        8,088,410
                                                                                                                        ------------
                                                                                                                         279,005,012
                                                                                                                        ------------
WEST VIRGINIA 0.6%
Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project, Refunding, 5.40%,
 5/01/25 .........................................................................................       10,000,000       10,071,300
West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ..................................       10,000,000       10,828,300
West Virginia State Water Development Water Revenue, Loan Program 2, Refunding, Series B,
 AMBAC Insured, 5.00%, 11/01/29 ..................................................................        7,500,000        7,719,600
West Virginia University Revenues, Improvement, West Virginia University Projects, Series C,
 FGIC Insured, 5.00%, 10/01/34 ...................................................................       10,000,000       10,290,100
                                                                                                                        ------------
                                                                                                                          38,909,300
                                                                                                                        ------------
WISCONSIN 0.7%
Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 .......................................        2,200,000        2,203,652
Wisconsin State Health and Educational Facilities Authority Revenue,
  Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ..........................       21,050,000       21,272,920
  Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 .........................................        1,500,000        1,522,335
  Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 .........................................        1,000,000        1,007,030
  Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 .....................................        6,500,000        6,613,295
  Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 .....................................        7,500,000        7,630,725
  Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 .................................................       10,000,000       10,206,200
                                                                                                                        ------------
                                                                                                                          50,456,157
                                                                                                                        ------------
WYOMING 0.0% b
Wyoming CDA, MFMR, Series A,
  6.90%, 6/01/12 .................................................................................          245,000          245,069
  6.95%, 6/01/24 .................................................................................          815,000          815,220
                                                                                                                        ------------
                                                                                                                           1,060,289
                                                                                                                        ------------
U.S. TERRITORIES 3.4%
DISTRICT OF COLUMBIA 1.5%
District of Columbia GO,
  Series A, AMBAC Insured, 5.00%, 6/01/30 ........................................................       22,860,000       23,514,482
  Series A, FGIC Insured, 5.00%, 6/01/28 .........................................................       22,475,000       23,121,381
  Series A, FSA Insured, 5.375%, 6/01/24 .........................................................        3,580,000        3,752,807
  Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24 ...........................................        1,420,000        1,502,502
  Series E, MBIA Insured, ETM, 6.00%, 6/01/13 ....................................................           15,000           18,378
District of Columbia Revenue, Capital Appreciation, Georgetown University, Series A,
 MBIA Insured, zero cpn.,
  4/01/20 ........................................................................................        8,860,000        4,252,889
  4/01/22 ........................................................................................       12,870,000        5,465,889
  4/01/23 ........................................................................................       14,160,000        5,649,840
District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds,
 6.50%, 5/15/33 ..................................................................................       35,000,000       39,679,500
                                                                                                                        ------------
                                                                                                                         106,957,668
                                                                                                                        ------------


                                                              Annual Report | 49

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  PUERTO RICO 1.8%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds,
   Refunding, 5.375%, 5/15/33 ................................................................     $   22,705,000     $   23,261,954
  Puerto Rico Commonwealth GO,
    AMBAC Insured, Pre-Refunded, 5.40%, 7/01/25 ..............................................            250,000            254,465
    Public Improvement, Pre-Refunded, 5.75%, 7/01/17 .........................................            250,000            259,352
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    5.00%, 7/01/36 ...........................................................................         62,000,000         62,142,600
    5.50%, 7/01/36 ...........................................................................          7,000,000          7,453,670
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Refunding, Series K, 5.00%, 7/01/30 .......................................................         19,190,000         19,427,956
  Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
   First Portfolio, 6.25%, 4/01/29 ...........................................................            130,000            131,104
  Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
   Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ..................................            350,000            368,798
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Industrial Revenue,
    Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .............................................            850,000            854,479
    Teacher's Retirement System Revenue, Series B, ETM, 5.50%, 7/01/21 .......................            250,000            255,873
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
    Refunding, Series D, 5.25%, 7/01/27 ......................................................          3,265,000          3,391,715
    Series D, Pre-Refunded, 5.25%, 7/01/27 ...................................................          8,735,000          9,384,709
  University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .................            285,000            287,525
                                                                                                                      --------------
                                                                                                                         127,474,200
                                                                                                                      --------------
  VIRGIN ISLANDS 0.1%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ..........................................................................          1,400,000          1,448,706
    5.50%, 10/01/22 ..........................................................................          5,000,000          5,165,850
    5.625%, 10/01/25 .........................................................................          1,900,000          1,965,303
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
   7/01/18 ...................................................................................            500,000            494,670
                                                                                                                      --------------
                                                                                                                           9,074,529
                                                                                                                      --------------
  TOTAL U.S. TERRITORIES .....................................................................                           243,506,397
                                                                                                                      --------------
  TOTAL LONG TERM INVESTMENTS (COST $6,663,246,564) ..........................................                         6,987,073,263
                                                                                                                      --------------
  SHORT TERM INVESTMENTS 0.5%
  CALIFORNIA 0.0%b
d Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
   3.77%, 7/01/34 ............................................................................          2,000,000          2,000,000
                                                                                                                      --------------
  GEORGIA 0.1%
d Athens-Clarke County Unified Government Development Authority Revenue, University of
   Georgia Athletic Assn., Series B, Daily VRDN and Put, 3.79%, 7/01/35 ......................          5,425,000          5,425,000
                                                                                                                      --------------
  MISSOURI 0.1%
d Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
   SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put,
    3.80%, 6/01/19 ...........................................................................          8,825,000          8,825,000
                                                                                                                      --------------


50 | Annual Report

Franklin Federal Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  NEW YORK 0.1%
d Long Island Power Authority Electric System Revenue, Sub Series 2, Daily VRDN and Put,
   3.80%, 5/01/33 ............................................................................     $    4,900,000     $    4,900,000
                                                                                                                      --------------
  TENNESSEE 0.2%
d Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
   Put, 3.80%, 11/01/35 ......................................................................         10,300,000         10,300,000
                                                                                                                      --------------
  U.S. TERRITORIES 0.0%b
  PUERTO RICO 0.0%b
d Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Series A, AMBAC Insured, Weekly VRDN and Put, 3.75%, 7/01/28 ..............................            600,000            600,000
                                                                                                                      --------------
  TOTAL SHORT TERM INVESTMENTS (COST $32,050,000) ............................................                            32,050,000
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $6,695,296,564) 98.9% ..............................................                         7,019,123,263
  OTHER ASSETS, LESS LIABILITIES 1.1% ........................................................                            80,172,658
                                                                                                                      --------------
  NET ASSETS 100.0% ..........................................................................                        $7,099,295,921
                                                                                                                      --------------

See Selected Portfolio Abbreviations on page 52.

a See Note 6 regarding defaulted securities.

b Rounds to less than 0.1% of net assets.

c See Note 7 regarding other considerations.

d Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                         Annual Report | See notes to financial statements. | 51

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, APRIL 30, 2006

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC - American Municipal Bond Assurance Corp.
BIG   - Bond Investors Insurance Co. (acquired by MBIA in
        1989 and no longer does business under this name)
CDA   - Community Development Authority/Agency
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
CRDA  - Community Redevelopment Authority/Agency
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
EDR   - Economic Development Revenue
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
HMR   - Home Mortgage Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority/Agency Revenue
IDB   - Industrial Development Bond/Board
IDC   - Industrial Development Corp.
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MBS   - Mortgage-Backed Securities
MF    - Multi-Family
MFH   - Multi-Family Housing
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transit Authority
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
PUD   - Public Utility District
RDA   - Redevelopment Agency/Authority
SF    - Single Family
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
USD   - Unified/Union School District
XLCA  - XL Capital Assurance


52 | See notes to financial statements. | Annual Report

Franklin Federal Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2006

Assets:
 Investments in securities:
  Cost ................................................         $ 6,695,296,564
                                                                ===============
  Value ...............................................         $ 7,019,123,263
 Cash .................................................                 116,220
 Receivables:
  Capital shares sold .................................               8,677,029
  Interest ............................................             107,907,611
                                                                ---------------
        Total assets ..................................           7,135,824,123
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased .....................              20,876,109
  Capital shares redeemed .............................              11,420,635
  Affiliates ..........................................               3,661,826
 Accrued expenses and other liabilities ...............                 569,632
                                                                ---------------
        Total liabilities .............................              36,528,202
                                                                ---------------
                    Net assets, at value ..............         $ 7,099,295,921
                                                                ===============
Net assets consist of:
 Paid-in capital ......................................         $ 6,806,952,242
 Undistributed net investment income ..................               2,191,551
 Net unrealized appreciation (depreciation) ...........             323,826,699
 Accumulated net realized gain (loss) .................             (33,674,571)
                                                                ---------------
                    Net assets, at value ..............         $ 7,099,295,921
                                                                ===============


                         Annual Report | See notes to financial statements. | 53

Franklin Federal Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006

CLASS A:
 Net assets, at value .........................................................       $6,279,939,808
                                                                                      ==============
 Shares outstanding ...........................................................          523,629,611
                                                                                      ==============
 Net asset value per share a ..................................................       $        11.99
                                                                                      ==============
 Maximum offering price per share (net asset value per share / 95.75%) ........       $        12.52
                                                                                      ==============
CLASS B:
 Net assets, at value .........................................................       $  260,415,538
                                                                                      ==============
 Shares outstanding ...........................................................           21,731,108
                                                                                      ==============
 Net asset value and maximum offering price per share a .......................       $        11.98
                                                                                      ==============
CLASS C:
 Net assets, at value .........................................................       $  403,084,059
                                                                                      ==============
 Shares outstanding ...........................................................           33,627,077
                                                                                      ==============
 Net asset value and maximum offering price per share a .......................       $        11.99
                                                                                      ==============
ADVISOR CLASS:
 Net assets, at value .........................................................       $  155,856,516
                                                                                      ==============
 Shares outstanding ...........................................................           12,989,193
                                                                                      ==============
 Net asset value and maximum offering price per sharea ........................       $        12.00
                                                                                      ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


54 | See notes to financial statements. | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the year ended April 30, 2006

Investment income:
 Interest .........................................................................     $ 352,257,566
                                                                                        -------------
Expenses:
 Management fees (Note 3a) ........................................................        32,382,779
 Distribution fees: (Note 3c)
  Class A .........................................................................         5,622,111
  Class B .........................................................................         1,791,712
  Class C .........................................................................         2,545,049
 Transfer agent fees (Note 3e) ....................................................         3,191,217
 Custodian fees ...................................................................           106,000
 Reports to shareholders ..........................................................           284,127
 Registration and filing fees .....................................................           217,042
 Professional fees ................................................................           172,274
 Directors' fees and expenses .....................................................           140,530
 Other ............................................................................           336,066
                                                                                        -------------
        Total expenses ............................................................        46,788,907
                                                                                        -------------
          Net investment income ...................................................       305,468,659
                                                                                        -------------
Realized and unrealized losses:
 Net realized gain (loss) from investments ........................................        (2,143,176)
 Net change in unrealized appreciation (depreciation) on investments ..............      (126,001,248)
                                                                                        -------------
Net realized and unrealized gain (loss) ...........................................      (128,144,424)
                                                                                        -------------
Net increase (decrease) in net assets resulting from operations ...................     $ 177,324,235
                                                                                        =============


                         Annual Report | See notes to financial statements. | 55

Franklin Federal Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           ----------------------------------
                                                                                                   YEAR ENDED APRIL 30,
                                                                                                 2006                2005
                                                                                           ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................         $   305,468,659     $  327,787,820
  Net realized gain (loss) from investments ......................................              (2,143,176)        16,299,382
  Net change in unrealized appreciation (depreciation) on investments ............            (126,001,248)       165,156,255
                                                                                           ----------------------------------
        Net increase (decrease) in net assets resulting from operations ..........             177,324,235        509,243,457
                                                                                           ----------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ......................................................................            (284,380,969)      (293,736,178)
    Class B ......................................................................             (10,969,401)       (11,959,143)
    Class C ......................................................................             (15,401,430)       (14,969,105)
    Advisor Class ................................................................              (6,069,676)        (4,684,334)
                                                                                           ----------------------------------
 Total distributions to shareholders .............................................            (316,821,476)      (325,348,760)
                                                                                           ----------------------------------
 Capital share transactions: (Note 2)
    Class A ......................................................................              78,601,334       (197,130,415)
    Class B ......................................................................             (23,662,643)       (16,379,740)
    Class C ......................................................................              39,431,043        (11,503,182)
    Advisor Class ................................................................              46,469,718         12,196,210
                                                                                           ----------------------------------
 Total capital share transactions ................................................             140,839,452       (212,817,127)
                                                                                           ----------------------------------
 Redemption fees .................................................................                   8,005              3,741
                                                                                           ----------------------------------
        Net increase (decrease) in net assets ....................................               1,350,216        (28,918,689)
                                                                                           ----------------------------------
Net assets:
 Beginning of year ...............................................................           7,097,945,705      7,126,864,394
                                                                                           ----------------------------------
 End of year .....................................................................         $ 7,099,295,921     $7,097,945,705
                                                                                           ==================================
Undistributed net investment income included in net assets:
 End of year .....................................................................         $     2,191,551     $   13,738,279
                                                                                           ==================================


56 | See notes to financial statements. | Annual Report

Franklin Federal Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.


                                                              Annual Report | 57

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


58 | Annual Report

Franklin Federal Tax-Free Income Fund

2. CAPITAL STOCK

At April 30, 2006, there were ten billion shares authorized (no par value) of which 6.6 billion were allocated to the Fund and 3.4 billion were reserved for future allocation. Transactions in the Fund's shares were as follows:

                                                  ------------------------------------------------------------------------------
                                                                              YEAR ENDED APRIL 30,
                                                                2006                                        2005
                                                  ------------------------------------------------------------------------------
                                                     SHARES                AMOUNT                SHARES                AMOUNT
                                                  ------------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...............................       49,809,420          $ 603,828,031           35,302,588          $ 425,107,576
 Shares issued in reinvestment
  of distribution ..........................       12,547,251            151,953,227           12,715,155            152,440,892
 Shares redeemed ...........................      (55,909,347)          (677,179,924)         (64,650,759)          (774,678,883)
                                                  ------------------------------------------------------------------------------
 Net increase (decrease) ...................        6,447,324          $  78,601,334          (16,633,016)         $(197,130,415)
                                                  ==============================================================================
CLASS B SHARES:
 Shares sold ...............................          166,927          $   2,022,472            1,302,907          $  15,656,956
 Shares issued in reinvestment
  of distributions .........................          547,518              6,631,324              595,905              7,142,139
 Shares redeemed ...........................       (2,669,697)           (32,316,439)          (3,275,089)           (39,178,835)
                                                  ------------------------------------------------------------------------------
 Net increase (decrease) ...................       (1,955,252)         $ (23,662,643)          (1,376,277)         $ (16,379,740)
                                                  ==============================================================================
CLASS C SHARES:
 Shares sold ...............................        7,215,517          $  87,515,522            3,816,575          $  46,010,614
 Shares issued in reinvestment
  of distributions .........................          793,363              9,607,336              778,028              9,328,022
 Shares redeemed ...........................       (4,764,532)           (57,691,815)          (5,582,812)           (66,841,818)
                                                  ------------------------------------------------------------------------------
 Net increase (decrease) ...................        3,244,348          $  39,431,043             (988,209)         $ (11,503,182)
                                                  ==============================================================================
ADVISOR CLASS SHARES:
 Shares sold ...............................        5,376,839          $  65,172,266            2,419,643          $  29,232,794
 Shares issued in reinvestment
  of distributions .........................           31,859                384,737                9,508                114,124
 Shares redeemed ...........................       (1,576,205)           (19,087,285)          (1,438,483)           (17,150,708)
                                                  ------------------------------------------------------------------------------
 Net increase (decrease) ...................        3,832,493          $  46,469,718              990,668          $  12,196,210
                                                  ==============================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                    AFFILIATION
-----------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                            Investment manager
Franklin Templeton Services, LLC (FT Services)                                Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                          Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                 Transfer agent


                                                              Annual Report | 59

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

--------------------------------------------------------------------------------
   ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
          0.625%             Up to and including $100 million
          0.500%             Over $100 million, up to and including $250 million
          0.450%             Over $250 million, up to and including $10 billion
          0.440%             Over $10 billion, up to and including $12.5 billion
          0.420%             Over $12.5 billion, up to and including $15 billion
          0.400%             Over $15 billion, up to and including $17.5 billion
          0.380%             Over $17.5 billion, up to and including $20 billion
          0.360%             In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.10% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...................................................   0.65%
Class C ...................................................   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charge received a ............................  $1,402,996
Contingent deferred sales charges retained .............  $  467,291 a Net of commissions paid to unaffiliated broker/dealers.


60 | Annual Report

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $3,191,217, of which $2,183,615 was retained by Investor Services.

4. INCOME TAXES

At April 30, 2006, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At April 30, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2009 .........................................................   $ 4,844,273
   2010 .........................................................       133,009
   2012 .........................................................    26,579,286
   2014 .........................................................     1,937,789
                                                                    -----------
                                                                    $33,494,357
                                                                    ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2006, the Fund deferred realized capital losses of $143,391.

The tax character of distributions paid during the years ended April 30, 2006 and 2005, was as follows:

                                                   -----------------------------
                                                        2006            2005
                                                   -----------------------------
Distributions paid from -
   tax exempt income ...........................   $316,821,476     $325,348,760


At April 30, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income for income tax purposes were as follows:

Cost of investments ........................................    $ 6,694,107,810
                                                                ===============
Unrealized appreciation ....................................    $   345,903,175
Unrealized depreciation ....................................        (20,887,722)
                                                                ---------------
Net unrealized appreciation (depreciation) .................    $   325,015,453
                                                                ===============
Distributable earnings - undistributed tax exempt income ...    $    16,115,923
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures, and bond discounts.


                                                              Annual Report | 61

Franklin Federal Tax-Free Income Fund

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2006, aggregated $705,538,178 and $558,670,932, respectively.

6. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2006, the aggregate value of these securities was $78,408,159, representing 1.10% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. OTHER CONSIDERATIONS

The Oregon Economic Development Department ("OEDD"), the issuer of Oregon Economic Development Department Revenue Bonds (Georgia-Pacific Corporation 1995 Project), Series 157, maturing on August 1, 2025 (the "Bonds") held by Franklin Federal Tax-Free Income Fund (the Fund), received a proposed adverse determination letter during the fiscal year ended April 30, 2006, from the Internal Revenue Service ("IRS") in which the IRS indicated that the interest paid to bondholders of the Bonds is not excludable from gross income. The Fund has been holding the Bonds since January 1996 and has passed through the interest earned on the Bonds to the shareholders of the Fund in the form of non-taxable dividends during the holding period. In addition, the Fund has been contacted by the IRS informing it of this determination. OEDD and Georgia-Pacific Corporation (GP) are contesting the IRS determination; however, the ultimate outcome of this matter is unknown at this time. If OEDD and/or GP were to fail to obtain a favorable final determination, the Fund could be subject to tax expense plus interest which is estimated to be approximately $447,000 at April 30, 2006. In various SEC filings, GP has stated that it will take steps to ensure the bondholders will be made whole with respect to any liability caused by the IRS determination. The Fund's management believes that the final outcome of this matter will not have a material adverse impact to the Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


62 | Annual Report

Franklin Federal Tax-Free Income Fund

8. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006, the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 63

Franklin Federal Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FRANKLIN FEDERAL TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 13, 2006


64 | Annual Report

Franklin Federal Tax-Free Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2006. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2007, shareholders will be notified of amounts for use in preparing their 2006 income tax returns.


                                                              Annual Report | 65

Franklin Federal Tax-Free Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Director        Since 1982       141                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Director        Since 1998       57                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Director        Since 1989       142                       None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Director        Since September  137                       Director, Hess Corporation (formerly,
One Franklin Parkway                           2005                                       Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                  ration and refining of oil and gas),
                                                                                          H.J. Heinz Company (processed foods
                                                                                          and allied products), RTI International
                                                                                          Metals, Inc. (manufacture and distri-
                                                                                          bution of titanium), Canadian National
                                                                                          Railway (railroad), and White
                                                                                          Mountains Insurance Group, Ltd.
                                                                                          (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Director        Since 1982       115                       Director, Center for Creative Land
One Franklin Parkway                                                                      Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


66 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Director      Since 1992         141                      Director, Martek Biosciences
One Franklin Parkway                                                                       Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                   (biotechnology), and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding
                                                                                           company) (1987-2004) and
                                                                                           Spacehab, Inc. (aerospace services)
                                                                                           (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)            Director      Since February     38                       None
One Franklin Parkway                           2006
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and
Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc.
(airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION        TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Director and  Director since     141                      None
One Franklin Parkway             Chairman of   1982 and
San Mateo, CA 94403-1906         the Board     Chairman of the
                                               Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 67

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Director,        Trustee since        124                          None
One Franklin Parkway             President and    1982 and
San Mateo, CA 94403-1906         Chief            President and
                                 Executive        Chief Executive
                                 Officer          Officer -
                                 - Investment     Investment
                                 Management       Management
                                                  since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)            Vice President   Since 1999           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President   Since 1986           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)     Vice President   Since 1999           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance     Not Applicable               Not Applicable
One Franklin Parkway             Compliance       Officer since 2004
San Mateo, CA 94403-1906         Officer and      and Vice
                                 Vice President   President - AML
                                 - AML            Compliance since
                                 Compliance       February 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------


68 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer        Since 2004         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002         Not Applicable                 Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President   Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President   Vice President     Not Applicable                 Not Applicable
One Franklin Parkway             and Secretary    since February
San Mateo, CA 94403-1906                          2006 and
                                                  Secretary since
                                                  April 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 69

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since October      Not Applicable                 Not Applicable
One Franklin Parkway                              2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial  Since 2004         Not Applicable                 Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)              Vice President   Since 1999         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


70 | Annual Report

Franklin Federal Tax-Free Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to


                                                              Annual Report | 71

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance of its Class A shares during 2005, as well as the previous ten years ended December 31, 2005, in comparison to a performance universe consisting of all retail and institutional general municipal debt funds as selected by Lipper. The Lipper report showed the income performance for the Fund during 2005 and in each of the previous ten years to be in the highest quintile of its Lipper performance universe and that its total return during 2005 and during each of the previous three-, five- and ten-year periods on an annualized basis was also in the highest quintile of such universe. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and total expenses,


72 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed the effective management fee rate for the Fund to be less than two basis points above its Lipper expense group median, and its actual total expenses to be the lowest in such expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.


                                                              Annual Report | 73

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on the next $9.75 billion of assets, with breakpoints continuing in stages thereafter until declining to a final breakpoint of 0.36% on assets in excess of $20 billion. The Fund had assets of approximately $7 billion at the end of 2005 and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


74 | Annual Report
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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                                   Not part of the annual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN FEDERAL
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing . The prospectus contains this and other information; please read it carefully before investing .

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

116 A2006 06/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $68,694 for the fiscal year ended April 30, 2006 and $67,166 for the fiscal year ended April 30, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended April 30, 2006 and $0 for the fiscal year ended April 30, 2005. The services for which these fees were paid included tax compliance.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,022 for the fiscal year ended April 30, 2006 and $0 for the fiscal year ended April 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $171,839 for the fiscal year ended April 30, 2006 and $4,500 for the fiscal year ended April 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended April 30, 2006 and $4,500 for the fiscal year ended April 30, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 28, 2006


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 28, 2006